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                                                                   Exhibit 10 BT


                              LICENSE AGREEMENT

      THIS AGREEMENT, made the 25th day of February, 1999, by and between C.R. BARD, INC., a New Jersey corporation, having its principal place of business at 730 Central Avenue, Murray Hill, New Jersey 07974 (hereinafter referred to as "BARD") and HYDROMER, INC. having its principal place of business at 35 Columbia Road, Branchburg, New Jersey 08876-1276 (hereinafter referred to as "LICENSOR").

                                  WITNESSETH

      WHEREAS, LICENSOR is the sole owner of all "PROPRIETARY RIGHTS" (hereinafter defined) existing on the "EFFECTIVE DATE" (hereinafter defined); and

      WHEREAS, BARD desires to obtain from LICENSOR, and LICENSOR desires to grant to BARD, a license under all PROPRIETARY RIGHTS, with right to sublicense, to manufacture or have manufactured "SUPERSLIP COATING" (hereinafter defined) "BIOSTATIC COATING" (hereinafter defined) and "STAY WET COATING" (hereinafter defined); and

      WHEREAS, BARD desires to obtain from LICENSOR, and LICENSOR desires to grant BARD, an exclusive license throughout the "TERRITORY" (hereinafter defined), under all PROPRIETARY RIGHTS, with right to sublicense, to apply SUPERSLIP COATING, BIOSTATIC COATING and STAY WET COATING to all products within the "LICENSEE APPLICATION" (hereinafter defined); and


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      WHEREAS, BARD desires to obtain from LICENSOR and LICENSOR desires to grant to BARD, an exclusive license through the TERRITORY, with right to sublicense, under all PROPRIETARY RIGHTS to use, sell, offer for sale, import and export "PRODUCT" (hereinafter defined).

      NOW, THEREFORE, in consideration of the above premises, all of which are incorporated into the body of this Agreement as if set forth fully therein, and of the mutual agreements and undertakings hereinafter set forth, LICENSOR and BARD agree as follows:

I.    DEFINITIONS

1.1 AFFILIATE--means any person or entity which controls, is controlled by, or is under common control with BARD. For purposes of this definition, the term "control," including the correlative meanings of the terms "controlled by" and "under common control with" shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such person or entity.

1.2 BIOSTATIC COATING--means: (i) the coating described on SCHEDULE A, which is attached hereto and incorporated herein, and (ii) all improvements to and enhancements or the coating described on SCHEDULE A which, prior to the EFFECTIVE DATE or during the term of this Agreement, was or is: (a) invented by LICENSOR, alone or jointly with


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      any third party, or (b) acquired by LICENSOR by purchase, license or otherwise.

1.3   EFFECTIVE DATE--means the date and year first above written.

1.4 LICENSED APPLICATION--means intermittent and indwelling urological catheters.

1.5 NEW COATING--means any coating which may have utility for any product within the LICENSED APPLICATION: (i) which, prior to the EFFECTIVE DATE or during the term of this Agreement, was or is invented by LICENSOR, alone or jointly with any third party, or (ii) any rights to which were acquired by LICENSOR prior to the EFFECTIVE DATE or are acquired by LICENSOR during the term of this Agreement, in each case whether by purchase, license, the grant of distribution rights or otherwise, exclusive, in all instances, of: (a) SUPERSLIP COATING, BIOSTATIC COATING and STAY WET COATING, and (b) any coating (other than SUPERSLIP COATING, BIOSTATIC COATING or STAY WET COATING) which is covered, in the country of manufacture or sale, by an unexpired claim of United States Letters Patent No. 4,769,013 or any foreign counterpart but only for so long as Kendall Healthcare Corporation is a licensee under said patent for the LICENSED APPLICATION, and (c) any coating (other than SUPERSLIP COATING, BIOSTATIC COATING or STAY WET COATING which, within the six (6) month period prior to the EFFECTIVE DATE, was


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      manufactured or sold by LICENSOR and which, on the EFFECTIVE DATE, is not covered by any issued Letters Patent.

1.6 NET SALES--means NET SELLING PRICE, as in effect from time to time during the time of this Agreement, times units sold while that particular NET SELLING PRICE is in effect.

1.7 NET SELLING PRICE--means, with respect to any PRODUCT, the gross invoiced selling price of such PRODUCT by BARD or any AFFILIATE to any non-AFFILIATE, less the following offsets and deductions: (i) import duty, sales, use and value added tax, if included in the gross invoiced selling price, and (ii) freight and handling charges, if included in the gross invoiced selling price, and (iii) relevant customary cash, trade and quantity discounts and rebates actually granted and given by BARD or an AFFILIATE to customers, and (iv) fees paid by BARD or an AFFILIATE to group purchasing organizations on the sale of PRODUCT; provided however: (a) if any PRODUCT is sold in a kit or in a combination with any article which is not coated with SUPERSLIP COATING, BIOSTATIC COATING or STAY WET COATING, and such PRODUCT is also sold separately, the NET SELLING PRICE of such PRODUCT shall be determined as if it was sold alone, (b) if any PRODUCT is sold in a kit or in a combination with any article which is not coated with SUPERSLIP COATING, BIOSTATIC COATING or STAY WET COATING,


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      and such PRODUCT is not sold separately, the NET SELLING PRICE of such
      PRODUCT included in such kit or combination shall be determined by multiplying the gross invoiced selling price of such kit or combination, less applicable deductions and off-sets referred to above, by a fraction, the numerator of which shall be BARD'S or its AFFILIATE'S published list price for such PRODUCT included in such kit or combination and the denominator of which shall be BARD's or its AFFILIATE'S published list price for all items contained in such kit or combination.

1.8 PRODUCT--means any product within the LICENSED APPLICATION which is coated with SUPERSLIP COATING, BIOSTATIC COATING or STAY WET COATING.

1.9 PROPRIETARY RIGHTS--means all applications for Letters Patent, issued Letters Patent (including but not limited to United States Letters Patent No. 4,642,267), trade secrets, know-how, technology, manufacturing processes and procedures, formulae, quality control procedures, test procedures, specifications, protocols, drawings and other intellectual property rights applicable to SUPERSLIP COATING, BIOSTATIC COATING and/or STAY WET COATING.

1.10 RESTRICTED INFORMATION--means any information of a confidential and/or proprietary nature as to which BARD or LICENSOR, as the disclosing party, prior to or during the term of this Agreement, develops or acquires any interest, including but not limited to, all discoveries, inventions,


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      improvements, and ideas relating to any process, formula, manufacture, composition of matter, plan or design, whether patentable or not, or relating to the conduct of business by the disclosing party, which, prior to or during the term of this Agreement, was or is disclosed to the other party, as the receiving party, exclusive of data or information: (1) which, at the time of disclosure, was in the public domain or which, subsequent to disclosure, becomes part of the public domain by any means other than the breach by the receiving party of its obligations hereunder, or (ii) which was known to the receiving party, at the time of disclosure, as evidenced by the receiving party's business records maintained in the ordinary course of business, or
      (iii) which is, at any time, legally disclosed to the receiving party by any person or entity not a party hereto, or (iv) which is developed by an employee of the receiving party who is shown, by competent proof and by clear and convincing evidence, not to have been privy to information disclosed by the disclosing party, or (v) which is disclosed verbally, except where the disclosing party reduces the verbal disclosure to writing, marks the same as confidential or proprietary and furnishes the receiving party with the reduction to writing within sixty (60) days of the verbal disclosure.

1.11 ROYALTY PERIOD - means each twelve (12) month period commencing with the EFFECTIVE DATE.


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1.12  STAY WET COATING - means: (i) the coating described on SCHEDULE B, which is attached hereto and incorporated herein, and (ii) all improvements to and enhancements of the coating described on SCHEDULE B which, prior to the EFFECTIVE DATE or during the term of this Agreement, was or is: (a) invented by LICENSOR, alone or jointly with any third party, or (b) acquired by LICENSOR by purchase, license or otherwise.

1.13 SUPERSLIP COATING - means: (i) the coating described on SCHEDULE C, which is attached hereto and incorporated herein, and (ii) all improvements to and enhancements of the coating described on SCHEDULE C which, prior to the EFFECTIVE DATE or during the term of this Agreement was or is: (a) invented by LICENSOR, alone or jointly with any third party, or (b) acquired by LICENSOR by purchase, license or otherwise.

1.14 SUPPLY AGREEMENT - means the License and Supply Agreement executed by HYDROMER and BARD on the EFFECTIVE DATE, a copy of which is attached hereto and incorporated herein as EXHIBIT A.

1.15  TERRITORY - means all countries of the world.

11.   GRANT OF LICENSE

2.1 LICENSOR hereby grants to BARD: (ii) an exclusive license, under all PROPRIETARY RIGHTS existing on the EFFECTIVE DATE, with right to sublicense, to manufacture or have manufactured, throughout the TERRITORY, SUPERSLIP COATING,


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      BIOSTATIC COATING and STAY WET COATING solely for the LICENSED
      APPLICATION, (ii) an exclusive license, throughout the TERRITORY, under all PROPRIETARY RIGHTS existing on the EFFECTIVE DATE, with right to sublicense, to apply (or have applied) SUPERSLIP COATING, BIOSTATIC COATING and STAY WET COATING to all products within the LICENSED APPLICATION, (iii) an exclusive license, throughout the TERRITORY, under all PROPRIETARY RIGHTS existing on the EFFECTIVE DATE, with right to sublicense, to use, sell, offer for sale, import and export all PRODUCT. In the event any PROPRIETARY RIGHTS not in existence on the EFFECTIVE DATE come into existence after the EFFECTIVE DATE, the licenses granted by LICENSOR to BARD pursuant to this Section 2.1 shall be deemed amended to include the same without any further action of the parties. Nothing contained in this Section 2.1 is intended to restrict or prohibit the manufacture by LICENSOR under PROPRIETARY RIGHTS for use outside the LICENSED APPLICATION.

2.2 LICENSOR and BARD hereby acknowledge and agree that the licenses granted to BARD under Section 2.1 specifically include the right to have any PRODUCT distributed by BARD, by any AFFILIATE and/or by their respective distributors.

2.3 In consideration of the payment by BARD no LICENSOR on the EFFECTIVE DATE of the sum of $100.00, the receipt and legal sufficiency of which is hereby acknowledged by


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      LICENSOR, LICENSOR hereby grants BARD a right of first refusal to obtain: (i) an exclusive license, under all applicable proprietary rights, with right to sublicense, to manufacture or have manufactured, throughout the TERRITORY, solely for use for the LICENSED APPLICATION each NEW COATING, subject to rights, if any, retained by any co-inventor, (ii) an exclusive license, throughout the TERRITORY, under all applicable proprietary rights, with right to sublicense, to apply (or have applied) each NEW COATING to all products within the LICENSED APPLICATION, subject to rights, if any, retained by any co-inventor,
      (iii) an exclusive license, throughout the TERRITORY, under all applicable proprietary rights, with right to sublicense, to use, sell, offer for sale, import and export all products within the LICENSED APPLICATION coated with each NEW COATING, subject to rights, if any, retained by any co-inventor, (iv) the exclusive right to distribute, through the TERRITORY, each NEW COATING solely for use for the LICENSED APPLICATION, subject to rights, if any, retained by any third party from whom LICENSOR procures such rights. LICENSOR shall notify BARD of the existence of each NEW COATING within thirty (30) days of the date on which the same is reduced to practice or any rights thereto are acquired by LICENSOR. LICENSOR shall include in each notice issued by LICENSOR pursuant to this Section 2.3 the following: (i) all technical information


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      in its possession relating to the NEW COATING which is the subject of its notice, (ii) a statement advising whether LICENSOR owns or licenses the proprietary rights relating to the NEW COATING which is the subject of its notice, (iii) the terms of LICENSOR's offer to BARD with respect to such NEW COATING which shall consist of the following: (a) a royalty on sales by BARD and its AFFILIATES of products within the LICENSED APPLICATION coated with such NEW COATING, at a rate of two percent (2%) of net sales calculated in a manner consistent with NET SALES, (b) minimum annual royalties of $20,000.00 on sales by BARD and its AFFILIATES of products within the LICENSED APPLICATION coated with the NEW COATING which is the subject of LICENSOR's offer, (iii) the proposed selling price by HYDROMER to BARD and its AFFILIATES of such NEW COATING under the SUPPLY AGREEMENT. No such offer shall include any other financial terms. BARD shall have one hundred-eighty (180) days to accept or reject any such offer by notice to LICENSOR but may extend any such one hundred eighty (180) day period, for up to two (2) additional ninety (90) day periods, by payment to LICENSOR of the sum of $25,000.00 per extension. In the event BARD rejects or fails to timely accept any offer made by LICENSOR pursuant to this Section 2.3, LICENSOR thereafter shall be free to offer the rights which BARD rejected or failed to timely accept to any third party on terms no


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      more favorable than those offered to BARD. If, however, LICENSOR intends to offer any third party such rights on terms more favorable than those which BARD rejected or failed to timely accept, prior to offering such terms to the third party, LICENSOR shall notify BARD of the more favorable terms. Any such notice from LICENSOR shall be deemed an amended offer which may be accepted by BARD by notice to LICENSOR given within thirty (30) days of the date of the amended offer.

III.  CONSIDERATION; ROYALTIES

3.1   In connection of the licenses granted by LICENSOR to BARD pursuant to
      Section 2.1 hereof and the rights of first refusal granted by LICENSOR to BARD pursuant to Section 2.3 hereof, BARD has paid LICENSOR concurrently herewith the sum of $120,000 in immediately available funds. Such consideration shall be allocated as set forth on SCHEDULE D, which is attached hereto and incorporated herein.

3.2 In further consideration of the licenses granted by LICENSOR to BARD pursuant to Section 2.1 hereof, BARD hereby agrees to pay LICENSOR a royalty of two percent (2%) of NET SALES. In the event royalties earned by LICENSOR on NET SALES during any year, commencing with the EFFECTIVE DATE, are less than U.S. $20,000, BARD, within forty five
      (45) days of the end of such year, shall pay the shortfall to LICENSOR. Notwithstanding the foregoing,


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      the provisions of this Section 3.2 shall not apply for so long as
      BARD purchases SUPERSLIP COATING, BIOSTATIC COATING or STAY WET COATING from LICENSOR pursuant to the SUPPLY AGREEMENT.

3.3 Earned royalties, if any, payable hereunder shall be paid by BARD to LICENSOR within forty five (45) days of the close of each ROYALTY PERIOD. With respect to sales of PRODUCT outside the United States on which any earned royalties are payable hereunder, conversions to U.S. dollars, if applicable, shall be made on the last business day of each month during the ROYALTY PERIOD, based upon the applicable average exchange rates quoted by the WALL STREET JOURNAL during each such month. At the time of BARD's remittance of each earned royalty payment, BARD shall furnish to LICENSOR a report showing the number of units of PRODUCT sold by BARD or any AFFILIATE to any non-AFFILIATE during each month during the ROYALTY PERIOD, the gross invoiced selling price of such PRODUCT and offsets and deductions taken in arriving at NET SALES. Notwithstanding anything to the contrary contained in this Agreement, BARD shall be entitled to withhold, from earned royalties payable hereunder, all taxes thereon required, by competent governmental authorities, to be withheld. BARD hereby covenants to promptly remit or to cause its applicable AFFILIATE to remit all such taxes to the proper authorities as required by law and further agrees to


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      furnish LICENSOR with evidence of remittance within forty five (45)
      business days of each such remittance.

3.4 BARD hereby agrees to maintain and agrees to cause its AFFILIATES to maintain, for a period of five (5) years following sale, records concerning the number of each PRODUCT sold by BARD and its AFFILIATES to non-AFFILIATES, the gross invoiced selling price of such PRODUCT and offsets and deductions taken in arriving of NET SALES. BART hereby grants to LICENSOR the right, during normal business hours and upon reasonable advance notice to BARD, to have an independent certified public accounting firm, reasonably acceptable to BARD, inspect such records, no more often than annually, for purposes of ascertaining the truth and accuracy of reports furnished by BARD to LICENSOR hereunder and the calculations of earned royalties paid and payable by BARD hereunder. The cost of any such audit shall be borne by LICENSOR; provided however, in the event any such audit indicates a discrepancy of five percent (5%) or more, to the detriment of LICENSOR, between royalties actually paid hereunder and royalties actually owing, BARD, within thirty (30) days of receipt from LICENSOR of a copy of the auditor's certified report evidencing such discrepancy and a copy of the auditor's invoice for such audit, shall reimburse LICENSOR for its actual incurred cost in having such audit conducted and shall pay LICENSOR the royalty shortfall as


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      determined by the auditor, subject to BARD's rights under the provisions of Section 7.4 hereof.

IV.   NO EFFORTS OBLIGATIONS

4.1 LICENSOR hereby acknowledges and agrees that: (i) BARD shall have no obligation to manufacture or have manufactured any quantity of SUPERSLIP BOATING, BIOSTATIC COATING or STAY WET COATING, except to the extent otherwise provided in the SUPPLY AGREEMENT, (ii) neither BARD nor any AFFILIATE shall be obligated to use any efforts whatsoever to promote, market or sell any PRODUCT, (iii) the consideration set forth in Section 3.2 hereof (or in lieu thereof BARD's minimum purchase obligations under the SUPPLY AGREEMENT) have been bargained for in lieu of any obligation by BARD or any AFFILIATE to use any efforts to promote, market or sell any PRODUCT, (iv) subject to the provisions of
      Section 24.1 of the SUPPLY AGREEMENT, nothing contained herein is intended to prohibit or restrict the right of BARD and its AFFILIATES to manufacture, have manufactured, use, promote, market or sell any product which is or may be deemed to be competitive with any PRODUCT.

V.    PATENT MATTERS

5.1 LICENSOR hereby covenants to BARD that, during the term of this Agreement, LICENSOR, at its expense: (i) shall maintain all issued Letters Patent listed on SCHEDULE E, SCHEDULE F, and SCHEDULE G, which are attached hereto and


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      incorporated herein, and (ii) shall diligently prosecute all applications for Letters Patent listed on SCHEDULE E, SCHEDULE F and SCHEDULE G and shall maintain all Letters patent issuing thereon, and
      (iii) shall prepare such other applications for Letters Patent directed toward SUPERSLIP COATING, BIOSTATIC COATING, STAY WET COATING and each NET COATING which LICENSOR deems advisable, shall file such applications in such countries as LICENSOR deems advisable, shall diligently prosecute the same and shall maintain all Letters Patent issuing thereon.

5.2 In the event any party hereto knows or has reason to believe that any issued patent included in the PROPRIETARY RIGHTS is being infringed, either directly or indirectly by any third party which is not an AFFILIATE, with respect to the LICENSED APPLICATION, the party possessing such knowledge or belief shall promptly notify the other.
      In said event, BARD, at its sole cost and expense, shall have the first right, but not the obligation, to attempt to stop any such infringement by taking such action as BARD, in its sole judgment, deems appropriate, including prosecution of a lawsuit. In the event BARD institutes a lawsuit against any such infringer, LICENSOR hereby agrees to be named as a nominal party herein, if required by applicable law. In the last mentioned event, (ii) LICENSOR is named as a nominal party, BARD hereby agrees to reimburse LICENSOR for reasonable attorneys' fees incurred


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       by LICENSOR incident to its being named a nominal party within thirty (30) days of BARD's receipt of documentation supporting such fees. The parties hereby agree that all recoveries and awards that may be obtained as a result of any action taken by BARD with respect to any such infringement, including any settlement thereof, shall be the sole and exclusive property of BARD. In the event BARD fails to take any action against the alleged infringer within sixty
       (60) business days of issuance of any notice referred in the first sentence of this Section 5.2, LICENSOR, thereafter, shall have the right, but not the obligation, at its sole cost and expense, to attempt to stop such alleged infringement by taking such action as LICENSOR, in its sole judgment, deems appropriate, including prosecution of a lawsuit. The parties hereby agree that all recoveries and awards that may be obtained as a result of any action taken by LICENSOR with respect to such alleged infringement, including any settlement thereof, shall be the sole and exclusive property of LICENSOR, it being expressly agreed that LICENSOR shall have the right to settle any such action on such terms as it deems appropriate, provided such settlement is not inconsistent with the rights herein granted to BARD.

VI.    REPRESENTATIONS AND WARRANTIES

6.1     LICENSOR represents and warrants to BARD that:


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          (i) LICENSOR has the power and authority to execute and deliver this Agreement and perform the transactions contemplated hereby. The execution, delivery and performance of this Agreement has been duly authorized by the Board of Directors of LICENSOR and no other corporate proceedings or other actions are necessary on the part of LICENSOR to execute, deliver, and perform this Agreement, and

         (ii) this Agreement has been duly executed and delivered by LICENSOR and constitutes the legal, valid and binding obligation of LICENSOR, enforceable against LICENSOR in accordance with the terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors rights generally or by the application of general principles of equity, and

        (iii) LICENSOR is a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey. LICENSOR has the corporate power and authority to own all of its properties and assets and to carry on its business as it is now conducted, and is duly licensed and qualified to do business and is in good standing in each jurisdiction in which the nature of the business conducted by in or the character or location of the properties and assets owned or


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              leased by it makes such licensing or qualifications necessary,
              and

         (iv) neither the execution by LICENSOR of this Agreement, the consummation of the transactions contemplated hereby nor the performance by LICENSOR of any of the obligations imposed on it hereunder will:

              (a) conflict with or result in a breach of any provision in the certificate of incorporation, by-laws or any resolutions of LICENSOR, or

              (b) give rise to a default, or any right of termination, cancellation or acceleration, or otherwise be in conflict with any of the terms, conditions or provisions of any obligation to which LICENSOR is a party or by which it or any of its ssets, including the PROPRIETARY RIGHTS, may be bound or require any consent, approval or notice under the terms of any such instrument evidencing any such obligation, or

              (c) result in the creation or imposition of any lien, claim, restriction, charge or encumbrance upon any of the PROPRIETARY RIGHTS, and

          (v) LICENSOR is the sole and exclusive owner of the PROPRIETARY RIGHTS existing on the EFFECTIVE DATE and owns the same free and clear of all liens and encumbrances of any nature whatsoever, and


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         (vi) no improvement to or enhancement of the SUPERSLIP COATING described on SCHEDULE C has been reduced to practice by LICENSOR or acquired by LICENSOR, by purchase, license or otherwise, and

        (vii) all applications for Letters Patent existing on the EFFECTIVE DATE directed toward the SUPERSLIP COATING described on SCHEDULE C and all issued Letters Patent existing on the EFFECTIVE DATE covering the SUPERSLIP COATING as so described are listed on SCHEDULE E, and

       (viii) no improvement to or enhancement of the BIOSTATIC COATING described on SCHEDULE A has been reduced to practice by LICENSOR or acquired by LICENSOR, by purchase, license or otherwise, and

         (ix) all applications for Letters Patent existing on the EFFECTIVE DATE directed toward the BIOSTATIC COATING described on SCHEDULE A and all issued Letters Patent existing on the EFFECTIVE DATE covering the BIOSTATIC COATING as so described are listed on SCHEDULE F, and

          (x) no improvements to or enhancement of the STAY WET COATING described on SCHEDULE B has been reduced to practice by LICENSOR or acquired by LICENSOR, by purchase, license or otherwise, and

         (xi) all applications for Letters Patent existing on the EFFECTIVE DATE directed toward the STAY WET COATING described on SCHEDULE B and all issued Sellers Patent


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              existing on the EFFECTIVE DATE covering the STAY WET COATING as so described are listed on SCHEDULE G, and

        (xii) prior to entering into any agreement with any third party which reasonably may result in an improvement to or enhancement of the SUPERSLIP COATING described on SCHEDULE C or the BIOSTATIC COATING described on SCHEDULE A or the STAY WET COATING described on SCHEDULE B, LICENSOR shall procure from the third party an assignment of the third party's entire right title and interest in and to any such improvement or enhancement or, alternatively, shall procure from such third party an exclusive license, with right to sublicense, under all rights of the third party in and to any such improvement or enhancement for the LICENSED APPLICATION.

       (xiii) no NEW COATING has been reduced to practice on or prior to the EFFECTIVE DATE, and

        (xiv) prior to entering into any agreement with any third party which reasonably may result in the reduction to practice of any NEW COATING, LICENSOR shall use its reasonable efforts to negotiate and have included in such agreement: (a) an assignment of the third party's entire right title and interest in and to any NEW COATING resultant from work performed under such agreement, or (b) an exclusive license, with right to sublicense, under all rights of the third party in and


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             to any NEW COATING resultant from work performed under such agreement to manufacture, have manufactured, use, sell, offer for sale, import and export any such NEW COATING throughout the TERRITORY, and

      (xv)   to the best of LICENSOR'S knowledge:

             (a) no issued patent included in PROPRIETARY RIGHTS on the EFFECTIVE DATE is being infringed by any third party in any country in the TERRITORY, and

             (b) no third party action or proceeding is pending, nor has any claim been made or threatened, challenging the validity or enforceability of any issued patent included in PROPRIETARY RIGHTS on the EFFECTIVE DATE or LICENSOR'S rights in and to any other PROPRIETARY RIGHTS existing on the EFFECTIVE DATE; and

      (xvi) LICENSOR has made no public disclosure of any non-patented PROPRIETARY RIGHTS existing on the EFFECTIVE DATE and shall make no public disclosure of any such PROPRIETARY RIGHTS or any PROPRIETARY RIGHTS which come into existence during the term of this Agreement, except to the extent required by law or to obtain patent protection therefor, unless LICENSOR obtains BARD's prior written consent, which shall not be unreasonably delayed or withheld.

6.2   BARD represents and warrants to LICENSOR that:

      (i) BARD has the power and authority to execute and deliver this Agreement and perform the transactions contemplated hereby. The execution, delivery and performance of this Agreement has been duly authorized by all necessary corporate action of BARD and no other corporate proceedings or other actions are necessary on the part of BARD to execute, deliver, and perform this Agreement, and

      (ii) this Agreement has been duly executed and delivered by BARD and constitutes the legal, valid and binding obligation of BARD, enforceable against BARD in accordance with the terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors rights generally or by the application of general principles of equity, and

      (iii) BARD is a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey. BARD has the corporate power and authority to own all of its properties and assets and to carry on its business as it is now conducted, and duly licensed and qualified to do business and is in good standing in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualifications necessary, and

      (iv) neither the execution by BARD of this Agreement, the consummation of the transactions contemplated hereby nor the performance by BARD of any of the obligations imposed on it hereunder will:

             (a) conflict with or result in a breach of any provision in the certificate of incorporation, by-laws or any resolution of BARD, or

             (b) give rise to a default, or any right of termination, cancellation or acceleration, or otherwise be in conflict with any of the terms, conditions or provisions of any obligation to which BARD is a party or by which it or any of its assets may be bound or require any consent, approval or notice under the terms of any such instrument evidencing any such obligation, or

             (c) result in the creation or imposition of any lien, claim, restriction, charge or encumbrance upon any of its assets.

VII.  INDEMNIFICATION

7.1 LICENSOR agrees to indemnify, defend (using counsel selected by LICENSOR which is reasonably acceptable to BARD) and hold harmless
      BARD, its AFFILIATES and their respective officers, directors, employees and customers, from and against any and all liabilities, losses, damages, costs and expenses (including, without limitation, reasonable attorneys' fees, court costs and out-of-pocket expenses) suffered or incurred arising out of or in condition with: (i) the breach of any warranty or inaccuracy of any representation of LICENSOR contained in this Agreement, (ii) any failure by LICENSOR to perform any of the covenants, agreements or obligations of LICENSOR contained in this Agreement, (iii) any third party claim alleging that the manufacture, use, sale, offer for sale or import of any PRODUCT infringes the proprietary rights of the third party where the basis of the alleged infringement is SUPERSLIP COATING, BIOSTATIC COATING or STAY WET
      COATING alone and not the combination of any such coating with any other item, (iv) any third party claim alleging that the manufacture, use, sale, offer for sale or import of any product within the LICENSED APPLICATION coated with any NEW COATING on which BARD exercised its right of first refusal hereunder infringes the proprietary rights of the third party where the basis of the alleged infringement is such NEW COATING alone and not the combination of such NEW COATING with any other item.

7.2 Subject to LICENSOR's obligations under Section 7.1 hereof and subject further to LICENSOR's defense and indemnification obligations under the SUPPLY AGREEMENT, BARD agrees to indemnify, defend (using counsel selected by BARD which is reasonably acceptable to LICENSOR) and hold harmless LICENSOR and its officers, directors and employees, from and against any and all liabilities, losses, damages, costs and expenses (including, without limitation, reasonable attorneys' fees, court costs and out-of-pocket expenses) suffered or incurred arising out of or in connection with: (i) the breach of any warranty or inaccuracy of any representation of BARD contained in this Agreement, (ii) any failure by BARD to perform any of the covenants, agreements or obligations of BARD contained in this Agreement, (iii) the sale of any PRODUCT or any product coated with a NEW COATING on which BARD exercises its right of first refusal hereunder.

7.3 Within thirty (30) days after BARD or LICENSOR, as the case may be (hereinafter the "Indemnified Party"), has received notice of or has acquired knowledge of any claim by any person or entity not a party to this Agreement of the commencement or threatened commencement of any action or proceeding by any person or entity not a party to this Agreement ("third party claim") or has acquired knowledge of any other claim hereunder against the other party hereto ("first party claim") the Indemnified Party shall, if such claim is indemnifiable by the other party pursuant thereto (hereinafter the "Indemnifying Party", give the Indemnifying Party written notice of such claim and the commencement or threatened commencement of such action or proceeding, if any. Such notice shall state the nature and basis of such claim and, if ascertainable, the amount thereof. Notwithstanding the foregoing, the failure of the Indemnified Party to give such notice shall not excuse the Indemnifying Party's obligation to indemnify and, in the case of a third party claim, defend the Indemnified Party, except to the extent the Indemnifying Party has suffered damage or prejudice by reason of the Indemnified Party's failure to give or delay in giving such notice. Within ten (10) business days of receipt of any notice issued by the Indemnified
       Party pursuant to this Section 7.3, the Indemnifying Party shall notify the Indemnified Party whether the Indemnifying Party acknowledges its indemnification obligation and, in the case of a third party claim, its defense obligation with respect to the claim which was the subject of the Indemnified Party's notice or whether it disclaims such obligations. In the event the Indemnifying Party disclaims or fails to timely acknowledge its obligations with respect to any claim by the Indemnified party relating to any third party claim, the Indemnified Party shall have the right to defend such claim, with counsel of its own selection, and compromise such claim without prejudice to its right to indemnification hereunder. In the event the indemnifying Party timely acknowledges its obligations hereunder with respect to any third party claim, the indemnifying
       Party shall defend the same with counsel in accordance with the foregoing provisions of this Article VII. Where the Indemnifying Party shall have acknowledged in writing its obligations hereunder with respect to any third party claim, the Indemnified
       Party may, at its expense, participate in the defense of such third party claim and no such third party claim shall be settled by the Indemnified Party without the prior written consent of the Indemnifying Party. At any time after the Indemnifying Party acknowledges its obligations hereunder with respect to any third party claim, the Indemnifying Party may request the Indemnified Party to agree in writing to the payment or compromise of such third party claim (provided such payment or compromise has been previously approved in writing by the third party claimant), whereupon such action shall be deemed agreed to by the Indemnified Party and shall be agreed to in writing by the Indemnified Party unless such settlement would involve a remedy or remedies other than the payment of money damages by the Indemnifying Party.

  7.4  In the event either party makes a claim against the other party under
       Article VII hereof and further in the event the party receiving notice of such claim fails to timely acknowledge its obligations hereunder with respect in such claim or disclaims such obligations, the parties, within sixty (60) days of the date of issuance of notice by the party making such claim, shall meet and attempt to resolve in good faith the dispute between the parties with respect to such claim. If the parties fail to resolve such dispute within seventy-five
       (75) days of the date of issuance of notice by the party making such claim, the party making such claim may thereafter commence litigation against the other party in a court of competent jurisdiction for determination of its claim. Upon resolution of any claim pursuant to this Section 7.4, whether by agreement between the parties or the rendering of a final judgment from which no appeal lies in any litigation, the appropriate party under an agreement or the party against which judgment is rendered in litigation shall, within ten
       (10) days of such resolution, pay over and deliver to the other party funds in the amount of any claim as resolved, and any fees, including attorneys' fees, incurred by such other party with respect to any such litigation.

VIII.   TERM/TERMINATION

  8.1 This Agreement shall commence on the EFFECTIVE DATE and shall continue thereafter for term(s) coextensive with the SUPPLY AGREEMENT, unless sooner terminated in accordance with Section 8.2 or 8.3 hereof, provided however, in the event the SUPPLY AGREEMENT is terminated pursuant to Section 11.2(i), 11.2(ii) or 11.2(iii), this Agreement shall continue through May 5, 2025, unless sooner terminated by BARD, with or without cause, upon not less than ninety (90) days' notice given by BARD to HYDROMER.

  8.2 In the event of a material breach or default by BARD of any term or provision of this Agreement on its part to be observed or performed hereunder, LICENSOR shall have the right to give BARD notice thereof, whereupon BARD shall have thirty (30) days from the date of such notice to cure or cause the cure of such breach or default. If such breach or default is timely cured, this Agreement shall remain in full force and effect. If such breach is not timely cured, LICENSOR shall have the right to immediately terminate this Agreement upon notice to BARD.

  8.3 In the event of a material breach or default by LICENSOR of any term or provision of this Agreement on its part to be observed or performed hereunder, BARD shall have the right to give LICENSOR notice thereof, whereupon LICENSOR shall have thirty (30) days from the date of such notice to cure or cause the cure of such breach or default. If such breach or default is timely cured, this Agreement shall remain in full force and effect. If such breach is not timely cured, BARD shall have the right to immediately terminate this Agreement upon notice to LICENSOR.

  8.4 During the nine (9) month period following termination of this Agreement for any reason, BARD and its AFFILIATES shall have the right to sell their remaining inventory of PRODUCT and any product coated with any NEW COATING. All sales pursuant to this Section 8.4 shall be subject to the provisions of Section 2.3 and Article III relating to royalties, exclusive of minimum annual royalties.

  8.5 Termination of this Agreement by either party in accordance with the provisions of this Article VIII shall not constitute an election of remedies.

 IX.  SURVIVAL

  9.1 The provisions of Section 2.3 (with respect to product coated with any NEW COATING sold prior to termination of this Agreement), Article III (with respect to PRODUCT sold prior to termination of this Agreement)
       Section 5.2 (with respect to actions instituted prior to termination), Sections 8.4 and 9.1 and Articles VI, VII and XI shall survive the termination of this Agreement for a period of six (6) years.

  X.  NO CIRCUMVENTION

 10.1 As a material inducement to the execution by BARD of this Agreement, LICENSOR hereby represents and warrants to BARD that, during the term of this Agreement, LICENSOR shall not sell any SUPERSLIP COATING, BIOSTATIC COATING, STAY WET COATING or any NEW COATING on which BARD exercises its right of first refusal hereunder to any person or entity which LICENSOR knows or has reasonable grounds to believe intends to use or sell the same for use for the LICENSED APPLICATION. LICENSOR agrees that any remedy at law for any breach by it of the provisions of this Section 10.1 will be inadequate by reason of the fact the irreparable harm will be sustained by BARD and its affiliates in the event of such breach and that BARD shall be entitled to injunctive relief and/or specific performance in respect of each such breach. The remedies provided in Section 10.1 shall be in addition to any other remedy which BARD may have at law or in equity.

XI.   MISCELLANEOUS

11.1 All notices required or permitted to be given under this Agreement shall be in writing and shall be deemed effective and given when delivered in person or sent by certified or registered mail, posted and certification prepaid, addressed to the party to be notified at its address first above written or to such other address as a party shall designate by notice given in the aforementioned manner. Notices to BARD shall be directed to the attention of its General Counsel. Notices to LICENSOR shall be directed of its President.

11.2 This Agreement may not be assigned by BARD or LICENSOR without the prior written consent of the non-assigning party, which consent shall not be unreasonably delayed or withheld, except that BARD or LICENSOR may assign this Agreement upon notice of but without the consent of the non-assigning party: (a) to any AFFILIATE of the assigning party; or (b) to any purchaser of substantially all the stock of the assigning party; or
      (c) to a purchaser of substantially all of the assets of the assigning party relating to lubricious coatings, provided the assignee assumes all of the assignor's obligations hereunder.

11.3 BARD or LICENSOR'S failure to observe and perform any term or provision of this Agreement on their respective parts to be so observed and performed shall be excused in the event, to the extent and only during the period that same arises beyond the excused party's control not resulting from its fault or negligence, including, but not limited to, fire, acts of a public enemy, government or God, strikes and lockouts, priorities, allocations, and unavailability of materials at a reasonable cost.

11.4 This Agreement shall be binding upon and enure to the benefit of BARD, its successors and permitted assigns, and LICENSOR, its successors and permitted assigns.

11.5. This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey; provided, however, that all questions concerning the construction or effect of patent applications and patents shall be decided in accordance with the laws of the country in which the particular patent application or patent concerned has been filed or granted, as the case may be.

11.6 The invalidity or unenforceability of any term or provision of this Agreement shall not effect the other terms and provisions, and the same shall be construed in all respects as if such invalid or unenforceable term or provision was omitted herefrom.

11.7 This Agreement, the Schedules and Exhibit thereto and any agreement between the parties incorporated herein by reference constitutes the entire agreement between BARD and LICENSOR respecting the subject matter hereof and incorporates and supersedes all prior negotiations, agreements and undertakings, all of which are merged herein. This Agreement may not be changed or modified except by written instrument executed by the parties.

11.8 The Article and Paragraph headings of this Agreement are intended for convenience of reference only and shall not define or limit the provisions of this Agreement.

11.9 The failure of a party to exercise its rights under this Agreement regarding any misrepresentation, breach or default by another party shall not prevent such party from exercising such right unless such waiver is in writing nor shall any such waiver constitute a waiver of any other right hereunder.

11.10 The singular of any term used herein shall be deemed to include the plural of any term used herein shall be deemed to include the singular, as the context requires. The masculine, feminine or neuter gender of any word used herein shall include the others, as context requires.

11.11 During the term of this Agreement and during the six (6) year period following the expiration or termination thereof, each party which received RESTRICTED INFORMATION from the other shall hold the same in strict confidence and shall not use the same for its benefit (except as contemplated herein) or for the benefit of any third party. Any party receiving RESTRICTED INFORMATION from the other shall return the same to the disclosing party within thirty (30) days of the expiration or termination of this Agreement; provided however, each party shall have the right to retain one (1) copy of all RESTRICTED INFORMATION received from the other in its Law Department files, under lock and key, for archival purposes only.

            IN WITNESS WHEREOF, BARD and LICENSOR have caused this Agreement to be executed by their duly authorized officers on the dates indicated below.


                                                C.R. BARD, INC.

                                                By:         [Illegible]
                                                   -----------------------------

                                                Title:      GROUP PRESIDENT
                                                        ------------------------
                                                Dated:     FEBRUARY 25, 1999
                                                       -------------------------


                                                HYDROMER, INC.

                                                By:         [Illegible]
                                                   -----------------------------

                                                Title:       VICE PRESIDENT
                                                        ------------------------
                                                Dated:     FEBRUARY 25, 1999
                                                       -------------------------

                           LICENSE AND SUPPLY AGREEMENT


     THIS AGREEMENT made this 25th day of February, 1999 by and between HYDROMER, INC., a New Jersey corporation, having its principal place of business at 35 Industrial Parkway, Branchburg, New Jersey 08876 ("HYDROMER") and C. R. BARD, INC., a New Jersey corporation having its principal place of business at 730 Central Avenue, Murray Hill, New Jersey 07974 ("BARD").

     WHEREAS, simultaneously with the execution of this Agreement BARD and HYDROMER executed the "LICENSE AGREEMENT" (hereinafter defined), and

     WHEREAS, BARD is desirous of licensing back to HYDROMER certain rights licensed to BARD by HYDROMER under the LICENSE AGREEMENT; and

     WHEREAS, HYDROMER is desirous of accepting such license back from BARD, on the subject to the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the terms and provisions of this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is acknowledged by the execution and delivery thereof, HYDROMER and BARD agree as follows:

     I.  DEFINITIONS.

            1.1 AFFILIATE -- means any person or entity which controls, is controlled by, or is under common control with

BARD; For purposes of this definition, the term "control", including the correlative meanings of the terms "controlled by" and "under common control with" shall mean the possession, directly or indirectly, of the power to direct or cause the direction of management or policies of such person or entity.

            1.2 BIOSEARCH -- means Biosearch Medical Products, Inc., a New Jersey corporation, having its principal place of business at 35A Industrial Parkway, Somerville, New Jersey 08876.

            1.3  BIOSTATIC COATING -- shall have the meaning set forth in
Section 1.2 of the LICENSE AGREEMENT.

            1.4 BIOSTATIC RIGHTS -- mean those PROPRIETARY RIGHTS relating to BIOSTATIC COATING licensed by HYDROMER to BARD under the LICENSE AGREEMENT.

            1.5 COATINGS -- mean SUPERSLIP COATING, BIOSTATIC COATING and STAY WET COATING.

            1.6 CPI -- means the Consumer Price Index for Urban Consumers, Northern New Jersey, all items (1982-1984 Standard Reference Base Period), as published by the United States Department of Labor Bureau of Labor Statistics.

            1.7 EFFECTIVE DATE -- means the date and year first above written.

            1.8  GAAP -- means generally accepted accounting principles.

            1.9 LICENSE AGREEMENT -- means the license agreement which is attached hereto and incorporated herein as EXHIBIT 1.

            1.10  LICENSED APPLICATION -- shall have the meaning set forth in
Section 1.4 of the LICENSE AGREEMENT.

            1.11  NEW COATING -- shall have the meaning set forth in Section
1.5 of the LICENSE AGREEMENT.

            1.12  PROPRIETARY RIGHTS -- shall have the meaning set forth in
Section 1.9 of the LICENSE AGREEMENT.

            1.13 SPECIFICATIONS -- mean the raw material, manufacturing, quality assurance and finished product specifications and protocols relating to SUPERSLIP COATING, STAY WET COATING, BIOSTATIC COATING and each NEW COATING, on which BARD exercises its option pursuant to Section 2.3 of the LICENSE AGREEMENT, as may be amended or supplemented by mutual written agreement of the parties. The SPECIFICATIONS applicable to SUPERSLIP COATING are attached hereto and incorporated herein as EXHIBIT 2.

            1.14  STAY WET COATING -- shall have the meaning set forth in
Section 1.12 of the LICENSE AGREEMENT.

            1.15 STAY WET RIGHTS -- mean those PROPRIETARY RIGHTS relating to STAY WET COATING licensed by HYDROMER to BARD under the LICENSE AGREEMENT.

            1.16  SUPERSLIP COATING -- shall have the meaning set forth in
Section 1.13 of the LICENSE AGREEMENT.

            1.17 SUPERSLIP RIGHTS -- mean those PROPRIETARY RIGHTS relating to SUPERSLIP COATING licensed by HYDROMER to BARD under the LICENSE AGREEMENT.

     II.  LIMITED LICENSE

            2.1 BARD hereby grants to HYDROMER a limited, exclusive, royalty free license, under those SUPERSLIP RIGHTS licensed to BARD under the LICENSE AGREEMENT which exist on the EFFECTIVE DATE for the sole and limited purpose of manufacturing SUPERSLIP COATING and supplying the same to BARD and any AFFILIATE in accordance with the terms of this Agreement. In the event any SUPERSLIP RIGHTS not in existence on the EFFECTIVE DATE come into existence after the EFFECTIVE DATE, the license granted by BARD TO HYDROMER pursuant to the immediately preceding sentence shall be deemed amended to include the same without any further action of the parties.

            2.2 BARD hereby grants to HYDROMER a limited, exclusive, royalty free license, under those STAY WET RIGHTS licensed to BARD under the LICENSE AGREEMENT which exist on the EFFECTIVE DATE, for the sole and limited purpose of manufacturing STAY WET COATING and supplying the same to BARD and any AFFILIATE in accordance with the terms of this Agreement. In the event any STAY WET RIGHTS not in existence on the EFFECTIVE DATE come into existence after the EFFECTIVE DATE, the license granted by BARD to HYDROMER pursuant to the immediately preceding sentence shall be deemed amended to include the same without any further action of the parties.

            2.3 BARD hereby grants to HYDROMER a limited, exclusive, royalty free license, under those BIOSTATIC RIGHTS licensed to BARD under the LICENSE AGREEMENT which exist on the EFFECTIVE DATE, for the sole and limited purpose of manufacturing BIOSTATIC COATING and supplying the same to BARD and any AFFILIATE in accordance with the terms of this Agreement. In the event any BIOSTATIC RIGHTS not in existence on the EFFECTIVE DATE come into existence after the EFFECTIVE DATE, the license granted by BARD to HYDROMER pursuant to the immediately preceding sentence shall be deemed amended to include the same without any further action of the parties.

            2.4  Nothing contained in this Agreement is intended to grant to
HYDROMER: (i) the right to apply SUPERSLIP COATING, STAY WET COATING or BIOSTATIC COATING to any product within the LICENSED APPLICATION, or (ii) the right to use, sell, offer to sale, import or export any product within the LICENSED APPLICATION coated with SUPERSLIP COATING, STAY WET COATING or BIOSTATIC COATING.

            2.5 HYDROMER shall have no right to further sublicense any of the licenses granted to it pursuant to this Agreement or to assign any of its rights hereunder without the prior written consent of BARD which will not be unreasonably delayed or withheld. Any sublicense or assignment of any of the rights licensed to HYDROMER pursuant to this Agreement shall be null, void and without force or effect.

     III.  NEW COATINGS

            3.1 In the event BARD, pursuant to Section 2.3 of the LICENSE AGREEMENT, exercises its right of first refusal on a particular NEW COATING, HYDROMER shall manufacture and sell such NEW COATING (except where HYDROMER merely possesses distribution rights in which case it shall sell such NEW COATING) to BARD and its AFFILIATES, as ordered, and BARD and its AFFILIATES shall purchase such NEW COATING from HYDROMER on the financial terms relating to such NEW COATING accepted by BARD pursuant to Section 2.3 of the LICENSE AGREEMENT. In the event BARD exercises its right of first refusal under
Section 2.3 of the LICENSE AGREEMENT with respect to a particular NEW COATING, the parties shall promptly cooperate to agree upon mutually acceptable specifications for such NEW COATING and promptly following agreement thereon shall promptly amend and supplement the SPECIFICATIONS to include mutually acceptable specifications for such NEW COATING. Further, in the event BARD exercises its right of first refusal under Section 2.3 of the LICENSE AGREEMENT with respect to any NEW COATING, BARD shall be deemed to have granted to HYDROMER, at the time of its exercise of such option, without requiring any further action by BARD, a royalty free license, under all proprietary rights relating to such NEW COATING licensed to BARD pursuant to the LICENSE AGREEMENT, if any, for the sole and limited purpose of manufacturing such NEW COATING and supplying the same to BARD and its AFFILIATES in accordance with the terms of this Agreement. No license granted by BARD to HYDROMER pursuant to this
Section 3.1 shall be construed as granting to HYDROMER: (i) the right to apply any NEW COATING to any product within the LICENSE APPLICATION, or (ii) the right to use, sell, offer for sale, import or export any product within the LICENSED APPLICATION coated with any NEW COATING.

     IV.  MANUFACTURE.

            4.1 The parties hereby acknowledge that the commercial embodiment of BIOSTATIC COATING has not been finalized by HYDROMER as of the EFFECTIVE DATE. HYDROMER agrees to use its reasonable efforts to finalize the commercial embodiment of BIOSTATIC COATING, at its expense, and agrees to notify BARD within thirty (30) days of finalization of such commercial embodiment. Promptly after receipt by BARD of the notice issued by HYDROMER pursuant to the immediately preceding sentence, if BARD notifies HYDROMER that BARD or any AFFILIATE is interested in purchasing BIOSTATIC COATING hereunder, the parties shall promptly amend and supplement the SPECIFICATIONS to include mutually acceptable specifications for BIOSTATIC COATING.

            4.2 The parties hereby acknowledge that, while there is a commercial embodiment of STAY WET COATING existing on the EFFECTIVE DATE, the parties have not included the specifications relating thereto on EXHIBIT 2 as neither BARD nor any AFFILIATE has a current intention to purchase the same from HYDROMER. In the event BARD notifies HYDROMER that BARD or any AFFILIATE is interested in purchasing STAY WET COATING hereunder, the parties shall promptly amend and supplement the SPECIFICATIONS to include mutually acceptable specifications for STAY WET COATING.

            4.3 If HYDROMER, at any time deems, it necessary to change any of the SPECIFICATIONS applicable to any of the COATING or applicable to any NEW COATING on which BARD exercises its right of first refusal pursuant to
Section 2.3 of the LICENSE AGREEMENT, HYDROMER shall notify BARD in writing of such proposed change prior to implementation of the same. Any change to any of the SPECIFICATIONS may only be implemented upon BARD's prior written consent thereto.

            4.4 At the time of shipment of any COATING or NEW COATING ordered by BARD or any AFFILIATE hereunder, HYDROMER shall furnish BIOSEARCH and BARD or its ordering AFFILIATE with a Certificate of Analysis, signed by an authorized representative of HYDROMER, certifying that each COATING and NEW COATING, if any, included in such shipment: (i) has been manufactured in conformity with applicable SPECIFICATIONS and, (ii) conformed with applicable SPECIFICATIONS at the time of tender by HYDROMER to the selected carrier.

            4.5 During the term of this Agreement: (i) HYDROMER shall manufacture, sell and deliver all SUPERSLIP COATING, STAY WET COATING (if any) and BIOSTATIC COATING (if any ) ordered by BARD or any AFFILIATE, all in accordance with the terms of this Agreement, (ii) HYDROMER shall manufacture, sell and deliver (except where HYDROMER merely possesses distribution rights in which case it shall sell and deliver) all quantities of NEW COATING on which BARD exercised its right of first refusal under Section 2.3 of the LICENSE AGREEMENT, as ordered by BARD or any of its AFFILIATES, all in accordance with the terms of this Agreement.

     V.  PURCHASE AND SALE OF SUPERSLIP COATING.

            5.1 All purchases and sales of COATINGS, if any, and NEW COATING, if any, under this Agreement will be initiated by issuance and delivery to HYDROMER by BARD or an AFFILIATE of a purchase order. The only terms and conditions of any purchase order issued by BARD or any AFFILIATE pursuant to this Agreement that will be binding on HYDROMER shall be those establishing the quantity of any COATING or NEW COATING to be purchased, the required delivery date(s) therefor and the designated shipping destination.

     VI.  WARRANTIES; INSPECTION; PROCEDURE; ACCEPTANCE; REMEDIES.

            6.1 HYDROMER warrants to BARD that all COATINGS and NEW COATING sold and delivered hereunder: (a) will be free from defects in material, design and workmanship, and (b) will be manufactured in accordance with the SPECIFICATIONS applicable thereto and in substantial compliance with Good Manufacturing Practices under the Federal Food, Drug and Cosmetics Act of 1938, as amended and regulations promulgated thereunder.

     VII.  PRICES AND PAYMENT TERMS.

            7.1 HYDROMER agrees to sell to BARD and its AFFILIATES, during the initial term of this Agreement and during any renewal term, all quantities of SUPERSLIP COATING, STAY WET COATING (if any), BIOSTATIC COATING (if any) and NEW COATING (if any), as ordered in accordance with this Agreement, at the applicable selling price established in accordance with
Section 7.1 and 7.2 hereof. The parties agree that the initial selling price of SUPERSLIP COATING and STAY WET COATING shall be U.S. $140.00 per U.S. gallon and further agree that, subject to any adjustment in accordance with
Section 7.2 hereof, said selling prices shall be firm for orders placed through December 31, 1999. Further, the parties agree that the initial selling price of BIOSTATIC COATING shall be established based upon the sum of U.S. $140.00 per U.S. gallon for the base coating plus HYDROMER's actual material costs for the anti-microbial contained therein, established in accordance with the GAAP, plus HYDROMER's direct manufacturing expenses, established in accordance with GAAP, for application, on a per U.S. gallon basis, of such anti-microbial to such base coating. Additionally, the parties agree that the initial selling price of BIOSTATIC COATING, as so established shall be firm through December 31, 1999, subject to any adjustment in accordance with Section 7.2 hereof. Further, the parties agree that in the event BARD exercises its right of first refusal under Section 2.3 of the LICENSE AGREEMENT with respect to a particular NEW COATING the initial selling price thereof shall be as set forth in HYDROMER's offer accepted by BARD pursuant to Section 2.3 of the LICENSE AGREEMENT, which price shall be firm through December 31st of the year in which such offer is accepted. Further, the parties agree that the initial selling prices of SUPERSLIP COATING, STAY WET COATING, BIOSTATIC COATING and any such NEW COATING shall be subject to increase on January 1, 2000 and annually thereafter during the remainder of the initial term of this Agreement and during any renewal thereof (each an "Adjustment Date") by an amount equal to fifty percent (50%) of the increase, if any, in HYDROMER's actual incurred cost, established and consistently applied in accordance with GAAP, for purchased raw materials utilized in the COATING or NEW COATING on which the selling price is being increased, calculated as of the relevant Adjustment Date, versus the corresponding actual incurred cost, established in accordance with GAAP, for such materials on the anniversary prior to the relevant Adjustment Date. Notwithstanding the foregoing, in the event fifty percent (50%) of the increase in any such purchased raw material, calculated in accordance with the above provisions of this
Section 7.1, exceeds the percentage increase in the CPI during the one (1) year period beginning fifteen (15) months prior to the applicable Adjustment Date, such excess shall not be used in the calculation of increase in the selling price of the COATING(s) or NEW COATING which utilizes such raw material. Further, it is expressly understood that any adjustment in the selling prices made in accordance with the provisions of Section 7.2 hereof shall not be taken into account in any calculation made pursuant to this
Section 7.1.

            7.2 The parties hereby expressly agree that in the event HYDROMER's actual incurred cost, established and consistently applied in accordance with GAAP, for any purchased raw material utilized in any of the COATINGS or any NEW COATING being purchased by BARD or any of its AFFILIATES hereunder increases by more than fifteen percent (15%), HYDROMER shall notify BARD of the name of such raw material and the COATING(s) and/or NEW COATING in which such raw material is used and shall include with its notice a certification signed by the Chief Financial Officer or other officer of HYDROMER certifying the percentage and dollar amount of such increase. In the event HYDROMER issues a notice pursuant to the immediately preceding sentence, the selling price by HYDROMER to BARD and its AFFILIATES of the COATING(s) and/or NEW COATING set forth in such notice shall immediately be increased to reflect fifty percent

(50%) of the increase in the raw material, as certified by HYDROMER. In the event HYDROMER issues any notice in accordance with the first sentence of this Section 7.2, HYDROMER shall have its Chief Financial Officer or another officer certify to BARD, on a quarterly basis, any fluctuation in HYDROMER's actual incurred cost, established and consistently applied in accordance with GAAP, of the raw material which was the subject of such notice. If any certification issued by HYDROMER indicates a further increase of fifteen percent (15%) or more in HYDROMER's cost of such raw material, the selling price hereunder of the COATING(s) and/or NEW COATING in which such raw material is used shall immediately be further increased in a manner consistent with the foregoing provisions of this Section 7.2. If any certification issued by HYDROMER indicates a decrease in HYDROMER's cost of such raw material, the selling price hereunder of the COATING(s) and/or NEW COATING in which such raw material is used shall immediately be decreased to reflect fifty percent (50%) of the decrease in the cost of such raw material, as certified by HYDROMER; provided, however, in no event shall any such decrease result in a selling price hereunder lower than the initial selling price hereunder, as may have been adjusted in accordance with Section 7.1. In the event HYDROMER issues a notice pursuant to the first sentence of this
Section 7.2, the quarterly certification and any required adjustment process shall continue until HYDROMER's actual incurred cost for the relevant raw material equals HYDROMER's actual incurred cost for the same used in calculating the last increase, taken in accordance with Section 7.1, of the selling price of the COATING(s) and/or NEW COATING in which such raw material is used.

            7.3 HYDROMER shall invoice BARD or its ordering AFFILIATE at the applicable selling price at the time of shipment. Payment terms are net thirty (30) days from date of receipt of shipment at the shipping destination designated in the purchase order to which the shipment corresponds.

          VIII.  PURCHASE ORDERS.

            8.1 All purchase orders hereunder shall be issued not less than ninety (90) days prior to the required delivery date and shall specify the quantity ordered, required delivery date(s) and designated shipping destination.

            8.2 All purchase orders hereunder shall be in fifty-five (55) gallon drum multiples and shall be for at least one (1)-fifty-five (55) gallon drum.

            8.3 During each year during the term of this Agreement, BARD and/or its AFFILIATES shall order from HYDROMER a minimum of one thousand
(1000) gallons of any combination of COATINGS.

            8.4 Within thirty (30) days of the EFFECTIVE DATE, BARD shall furnish to HYDROMER with a non-binding forecast of its orders of COATINGS during the next twelve (12) month period, broken down by quarter. BARD shall update such forecast on a monthly basis. In the event BARD exercises its right of first refusal pursuant to Section 2.3 of the LICENSE AGREEMENT with respect to any NEW COATING, the parties agree that the provisions of this Section 8.4 shall apply mutatis mutandis to such NEW COATING.

         IX.  SHIPPING TERMS.

            9.1 All COATINGS ordered hereunder will be delivered to BARD or its ordering AFFILIATE, as applicable, by tender to its selected carrier, F.O.B. HYDROMER's facility located at 35 Columbia Road, Branchburg, New Jersey, on the delivery date set forth in the corresponding purchase order. Title and risk of loss shall pass upon acceptance of tender by such carrier.

          X.  TERM

           10.1 This Agreement shall commence on the EFFECTIVE DATE and shall have an initial term continuing through May 6, 2005, unless sooner terminated in accordance with the provisions of Article XI hereof. BARD shall have the right to renew this Agreement, at its option, for up to four (4) additional successive five (5) year renewal terms by notice given to HYDROMER not less than ninety (90) days prior to the expiration of the then current term.

         XI.  TERMINATION

           11.1 HYDROMER shall have the right to terminate this Agreement immediately upon notice to BARD in the event BARD becomes insolvent, makes a general assignment for the benefit of its creditors, files or has filed against it a petition in bankruptcy which is not dismissed or stayed without renewal within the applicable statutory period or files a petition in any State or Federal proceeding seeking relief from its creditors. Further, in the event of a material breach or default by BARD of any term or provision of this Agreement on its part to be observed or performed hereunder, HYDROMER shall have the right to give BARD notice thereof, whereupon BARD shall have thirty (30) days from the date of such notice to cure or cause the cure of such breach or default. If such breach or default is timely cured, this Agreement shall remain in full force and effect. If such breach is not timely cured, HYDROMER shall have the right to immediately terminate this Agreement upon notice to BARD.

           11.2  BARD shall have the right to terminate this Agreement:
(i) immediately upon notice to HYDROMER in the event HYDROMER becomes insolvent, makes a general assignment for the benefit of its creditors, files or has filed against it a petition in bankruptcy which is not dismissed or stayed without renewal within the applicable statutory period or files a petition in any State or Federal proceeding seeking relief from its creditors,
(ii) immediately upon notice to HYDROMER in the event HYDROMER fails to timely perform any of its material obligations hereunder for a period of ninety (90) days, either consecutively or in the aggregate, during any twelve (12) month period, regardless of whether such failure is due to Force Majeure, as defined in Section 12.1(a) hereof, (iii) immediately upon notice to HYDROMER in the event of a material breach or default by HYDROMER of any term or provision of this Agreement on its part to be observed or performed which is not cured by HYDROMER within thirty (30) days of the date of notice by BARD to HYDROMER of such breach or default, (iv) with or without cause, at any time after May 6, 2005, upon not less than one hundred twenty (120) days' prior written notice to HYDROMER.

           11.3  In the event BARD terminates this Agreement pursuant to
Section 11.2(iv), the parties hereby agree that the following rights and obligations of the respective parties shall apply: (i) BARD and its AFFILIATES shall have the right to purchase from HYDROMER and HYDROMER shall have the obligation to supply BARD and its AFFILIATES, on a purchase order basis and on the terms and conditions set forth in this Agreement (exclusive of Section 8.3) COATINGS and NEW COATING purchased by BARD or any AFFILIATE prior to termination of this Agreement, (ii) all obligations of HYDROMER under this Agreement shall apply with respect to any COATINGS or NEW COATING ordered by BARD or any AFFILIATE pursuant to Section 11.3(i) of this Agreement, (iv) all obligations of BARD under this Agreement shall apply with respect to any COATINGS or NEW COUNTING ordered by BARD or any AFFILIATE pursuant to Section 11.3(i) of this agreement, exclusive of those set forth in Section 8.3., (v) notwithstanding the last sentence of Section 3.2 of the LICENSE AGREEMENT, BARD shall be obligated to pay HYDROMER earned royalties in accordance with the terms of the LICENSE
AGREEMENT: (a) on all PRODUCTS, as defined in the LICENSE AGREEMENT, coated with any of the COATINGS purchased pursuant to this Section 11.3, (b) all products coated with any NEW COATING purchased pursuant to this Section 11.3.

           11.4 Except as expressly set forth in this Agreement, termination of this Agreement:

               (i) will not affect or impair the rights, liabilities and obligations of any party under any purchase order issued prior to the effective date of termination or pursuant to Section 11.3 hereof; and

              (ii) will not relieve any party of any obligation or liability incurred under this Agreement prior to the effective date of termination or pursuant to Section 11.3 hereof;

             (iii)  shall not constitute an election of remedies.

        XII.  FORCE MAJEURE.

           12.1 (a) Subject to the provisions of Section 11.2(ii) which shall supercede this Section 12.1(a), the failure by HYDROMER to make or by BARD to take or require any delivery hereunder (or any portion thereof) when due shall not subject the non-performing party to any liability to the other party if the non-performing party declares in writing to the other party that performance cannot be made due to: (i) an act of God or the public enemy, fire, explosion, perils of the sea, flood, drought, war, riot, sabotage, accident or embargo; (ii) without limiting the foregoing circumstances, any circumstances of like or different character beyond the reasonable control of the party so failing exclusive of inability to pay money unless caused by national bank closure or failure; (iii) interruption of or delay in transportation beyond the reasonable control of the party so failing; (iv) inadequacy or shortage or failure of normal sources of supply of materials, energy or equipment beyond the reasonable control of the party so failing; (v) equipment breakdowns beyond the reasonable control of the party so failing; (vi) labor trouble from whatever cause arising and whether or not the demands of the employees involved are reasonable and within said party's power to concede; or
(vii) compliance by HYDROMER or BARD with any order, action, direction or request of any governmental officer, department, agency, authority or committee thereof (any occurrence or condition set forth in subsections (i) through (vii) above are herein referred to as "Force Majeure").

          (b) The party claiming an excuse hereunder shall promptly notify the other party in writing, specifying the reasons therefor and expected duration thereof. Such party shall take reasonable steps to ensure resumption of full performance hereunder as soon as reasonably possible.

          (c) In the event of a Force Majeure event effecting HYDROMER, HYDROMER shall have the right to obtain COATINGS and any NEW COATING on which BARD exercised its right of first refusal pursuant to Section 2.3 of the LICENSE AGREEMENT from a third party only in the event it has obtained BARD's prior written consent which will not be unreasonably delayed or withheld.

BARD may impose reasonable conditions to granting such consent which may include, but are not necessarily limited to, qualifying the third party as an approved vendor and/or requiring the third party to agree in writing to all relevant terms and conditions of this Agreement.

          (d) During the pendency of any Force Majeure situation, should HYDROMER retain any manufacturing capacity relating to any of the COATINGS or any NEW COATING on which BARD exercised its right of first refusal pursuant to Section 2.3 of the LICENSE AGREEMENT, HYDROMER shall allocate a proportion of such manufacturing capacity to BARD which is no less favorable than that granted to any other customer of HYDROMER.

         XIII.  PRODUCTS LIABILITY INSURANCE; INDEMNIFICATION.

           13.1 During the term of this Agreement and for so long as HYDROMER supplies any of the COATINGS or NEW COATING pursuant to Section 11.3 of this Agreement, HYDROMER shall maintain, at its expense, a policy of comprehensive general liability insurance, with products liability endorsement, in the minimum amount of $3,000,000.00 per occurrence and in the annual aggregate. Said policy shall name BARD and its AFFILIATES as additional insureds only with respect to COATINGS and NEW COATING sold by HYDROMER hereunder. HYDROMER shall furnish BARD with a certificate of insurance evidencing such coverage within thirty (30) days of the execution of this Agreement, which certificate shall provide for not less than thirty (30) days notice to BARD prior to material change in coverage or policy cancellation.

            13.2 HYDROMER agrees to indemnify, defend (using counsel selected by HYDROMER which is reasonably acceptable to BARD) and hold harmless BARD, its AFFILIATES and their respective officers, directors, employees and customers, from and against any and all liabilities, losses, damages, costs and expenses (including, without limitation, reasonable attorneys' fees, court costs and out-of-pocket expenses) suffered or incurred arising out of or in condition with: (i) the falsity of any Certificate of Analysis delivered pursuant to Section 4.4 hereof or the breach of any warranty contained in Section 6.1 hereof, provided however, in no event shall HYDROMER be liable for any lost profits resultant from any breach or falsity referred to in this Section 13.2(i), (ii) any failure by HYDROMER to perform any of the covenants, agreements or obligations of HYDROMER contained in this Agreement, (iii) any third party claim alleging that the manufacture, use, sale, offer for sale or import of any product within the LICENSED APPLICATION coated with any COATING or NEW COATING purchased hereunder infringes the proprietary rights of the third party where the basis of the alleged infringement is such COATING or NEW COATING alone and not its combination with any other item.

            13.3 BARD agrees to indemnify, defend (using counsel selected by BARD which is reasonably acceptable to

HYDROMER) and hold harmless HYDROMER and its officers, directors and employees, from and against any and all liabilities, losses, damages, costs and expenses (including, without limitation, reasonable attorneys' fees, court costs and out-of-pocket expenses) suffered or incurred arising out of or in connection with: (i) any failure by BARD or any AFFILIATE to perform any of the covenants, agreements or obligations of BARD contained in this Agreement, (ii) the sale of any product within the LICENSED APPLICATION coated with any COATING or NEW COATING purchased hereunder, subject to HYDROMER's obligations under Section 13.2 hereof and subject further to HYDROMER's defense and indemnification obligations under the LICENSE AGREEMENT.

            13.4 Within thirty (30) days after BARD or HYDROMER, as the case may be (hereinafter the "Indemnified Party"), has received notice of or has acquired knowledge of any claim by any person or entity not a party to this Agreement of the commencement or threatened commencement of any action or proceeding by any person or entity not a party to this Agreement ("third party claim") or has acquired knowledge of any other claim hereunder against the other party hereto ("first party claim") the Indemnified Party shall, if such claim is indemnifiable by the other party pursuant hereto (hereinafter the "Indemnifying Party"), give the Indemnifying Party written notice of such claim and the commencement or threatened commencement of such action or proceeding, if any. Such notice shall state the nature and basis of such claim and, if ascertainable, the amount thereof. Notwithstanding the foregoing, the failure of the Indemnified Party to give such notice shall not excuse the Indemnifying Party's obligation to indemnify and, in the case of a third party claim, defend the Indemnified Party, except to the extent the Indemnifying Party has suffered damage or prejudice by reason of the Indemnified Party's failure to give or delay in giving such notice. Within ten (10) business days of receipt of any notice issued by the Indemnified Party pursuant to this Section 13.4, the Indemnifying Party shall notify the Indemnified Party whether the Indemnifying Party acknowledges its indemnification obligation and, in the case of a third party claim, its defense obligation with respect to the claim which was the subject of the Indemnified Party's notice or whether it disclaims such obligations. In the event the Indemnifying Party disclaims or fails to timely acknowledge its obligations with respect to any claim by the Indemnified Party relating to any third party claim, the Indemnified Party shall have the right to defend such claim, with counsel of its own selection, and compromise such claim without prejudice to its right to indemnification hereunder. In the event the Indemnifying Party timely acknowledges its obligations hereunder with respect to any third party claim, the Indemnifying Party shall defend the same with counsel in accordance with the foregoing provisions of this Section 13. Where the Indemnifying Party shall have acknowledged in writing its obligations hereunder with respect to any third party claim, the Indemnified Party may, at its expense, participate in the defense of such third party claim and no such third party claim shall be settled by the Indemnified Party without the prior written consent of the Indemnifying Party. At any time after the Indemnifying Party acknowledges its obligations hereunder with respect to any third party claim, the Indemnifying Party may request the Indemnified Party to agree in writing to the payment or compromise of such third party claim (provided such payment or compromise has been previously approved in writing by the third party claimant), whereupon such action shall be deemed agreed to by the Indemnified Party and shall be agreed to in writing by the Indemnified Party unless such settlement would involve a remedy or remedies other than the payment of money damages by the Indemnifying Party.

            13.5 In the event either party makes a claim against the other party under Section 13 hereof and further in the event the party receiving notice of such claim fails to timely acknowledge its obligations hereunder with respect to such claim or disclaims such obligations, the parties, within sixty (60) days of the date of issuance of notice by the party making such claim, shall meet and attempt to resolve in good faith the dispute between the parties with respect to such claim. If the parties fail to resolve such dispute within seventy-five (75) days of the date of issuance of notice by the party making such claim, the party making such claim may thereafter commence litigation against the other party in a court of competent jurisdiction for determination of its claim. Upon resolution of any claim pursuant to this Section 13.5, whether by agreement between the parties or the rendering of a final judgment from which no appeal lies in any litigation, the appropriate party under an agreement or the party against which judgment is rendered in litigation shall, within ten (10) days of such resolution, pay over and deliver to the other party funds in the amount of any claim as resolved, and any fees, including attorneys' fees, incurred by such other party with respect to any such litigation.

     XIV.  NOTICES.

            14.1 All notices required or permitted to be given under this Agreement shall be in writing and shall be deemed effective and given when delivered in person or sent by certified or registered mail, postage and certification prepaid, addressed to the party to be notified at its address first above written or to such other address as a party shall designate by notice given in the aforementioned manner. Notices to BARD shall be directed to the attention of its General Counsel. Notices to HYDROMER shall be directed of its President.

     XV.  ASSIGNMENT.

            15.1 This Agreement may not be assigned by BARD or HYDROMER without the prior written consent of the non-assigning party, which consent shall not be unreasonably delayed or withheld, except that BARD or HYDROMER may assign this Agreement upon notice to but without the consent of the non-assigning party: (a) to any purchaser of substantially all the stock of the assigning party; or (b) to a purchaser of substantially all of the assets of the assigning party relating to lubricious coatings, provided the assignee assumes all of the assignor's obligations hereunder.

     XVI.  BINDING EFFECT.

            16.1 This Agreement shall be binding upon and inure to the benefit of BARD, its successors and permitted assigns, and HYDROMER, its successors and permitted assigns.

     XVII.  GOVERNING LAW.

            17.1 This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey.

     XVIII.  INVALIDITY.

            18.1 The invalidity or unenforceability of any term or provision of this Agreement shall not effect the other terms and provisions, and the same shall be construed in all respects as if such invalid or unenforceable term or provision was omitted herefrom.

     XIX.  ENTIRE AGREEMENT.

            19.1 This Agreement, the Exhibits thereto and any agreement between the parties incorporated herein by reference constitutes the entire agreement between BARD and

HYDROMER respecting the subject matter hereof and incorporates and supersedes all prior negotiations, agreements and undertakings, all of which are merged herein. This Agreement may not be changed or modified except by written instrument executed by the parties.

     XX.  CAPTIONS.

            20.1 The Article and Section headings of this Agreement are intended for convenience of reference only and shall not define or limit the provisions of this Agreement.

     XXI.  WAIVERS.

            21.1 The failure of a party to exercise its rights under this Agreement regarding any breach or default by the other party shall not prevent such party from exercising such right unless such waiver is in writing nor shall any such waiver constitute a waiver of any other right hereunder.

     XXII.  CONSTRUCTION.

            22.1 The singular of any term used herein shall be deemed to include the plural and the plural of any term used herein shall be deemed to include the singular, as the context requires. The masculine, feminine or neuter gender of any word used herein shall include the others, as context requires.

     XXIII.  SURVIVAL.

            23.1  The provisions of Sections 11.3, 11.4 and the provisions of
Article XIII, XVI, XVII, XVIII, XIX, XX, XXI, XXII and XXIII, as well as all other rights and obligations of the respective parties which accrued prior to the expiration or termination of this Agreement or are intended to be observed or performed after the expiration or termination of this Agreement, shall survive and continue thereafter in full force and effect.

     XXIV.  LUBRICIOUS COATING REQUIREMENTS.

            24.1 BARD hereby covenants that, from the EFFECTIVE DATE through May 6, 2205, BARD and its AFFILIATES shall purchase from HYDROMER their entire requirements of lubricious coatings intended for use on intermittent urological catheters. Nothing contained in this Section 24.1 shall be deemed or construed to require BARD or any of its AFFILIATES to purchase from HYDROMER any lubricious coatings intended for use on foley catheters.

     IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute this Agreement in duplicate on the dates indicated below.

                                   HYDROMER, INC.

Date: 2/25/99                      By:  [Illegible]
     ------------------               -----------------------------------

                                   Title: Vice President
                                         --------------------------------

                                   C.R. BARD, INC.

Date: February 25, 1999            By:  [Illegible]
     ------------------               -----------------------------------

                                   Title: Group President
                                         --------------------------------

                                   EXHIBIT 2
                                   ---------

                        TO LICENSE AND SUPPLY AGREEMENT
                        BY AND BETWEEN C.R. BARD, INC.
                               AND HYDROMER, INC.


SPECIFICATIONS applicable to SUPERSLIP COATING are set forth in Hydromer's technology transfer files which were delivered to C.R. Bard, Inc. at closing by Joseph Ehrhard, Vice President of Hydromer, Inc. and are incorporated herein by reference.

                           STOCK PURCHASE AGREEMENT

     This Stock Purchase Agreement is made as of the 25th day of February, 1999, by and between Hydromer, Inc., a New Jersey corporation, having its principal place of business at 35 Industrial Parkway, Branchburg, New Jersey 08876 (the "Seller") and C.R. Bard, Inc., a New Jersey corporation, having its principal place of business at 730 Central Avenue, Murray Hill, New Jersey 07974 (the "Purchaser").

                             W I T N E S S E T H

     WHEREAS, Seller desires to issue and sell to Purchaser, and Purchaser desires to purchase from Seller, an aggregate of 220,000 shares (the "Shares") of common stock, without par value (the "Common Stock") of Seller, all on the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the premises and mutual representations, warranties and covenants contained herein, the parties agree as follows:

     1. SALE OF SHARES. At the Closing (as defined in Paragraph 3 herein) and subject to all other terms and conditions of this Agreement, Seller shall issue, sell and transfer the Shares to Purchaser, free and clear of all liabilities, liens, encumbrances, arrangements and other restrictions, except for any restrictions on resale which may be imposed on Purchaser under the Securities Act of 1933, as amended (the "Securities Act").

            2. PAYMENT OF PURCHASE PRICE. In consideration of the Seller's performance of this Agreement, Purchaser shall pay to Seller the aggregate purchase price of $880,000, payable at Closing by certified or bank cashier's check or by wire transfer to an account specified by Seller.

            3.  CLOSING.  The sale and purchase of the Shares referred to in
Section 1 herein shall be consummated at a closing (the "Closing") to be held on or about February 25, 1999 (the "Closing Date"). The Closing shall take place at 12:00 p.m. on the Closing Date at the offices of Shanley & Fisher, P.C., 131 Madison Avenue, Morristown, New Jersey 07962.

            4. SELLER'S CLOSING DOCUMENTATION. At the Closing, Seller shall deliver to Purchaser the following:

                (a) a stock certificate of Seller, in proper form, duly issued in the name of Purchaser, evidencing the Shares;

                (b) resolutions of the Board of Directors of Seller approving the execution, delivery and the performance by Seller of this Agreement and all other documents required to be executed and delivered by Seller hereunder (the "Related Documents");

                (c) a secretary's certificate, in form satisfactory to Purchaser, certifying as to the Certificate of Incorporation and By-laws of Seller and as to the resolutions referred to in
                     Section 4.(b).

           5. REPRESENTATIONS AND WARRANTIES OF SELLER. Seller hereby represents and warrants as follows:

                (a) Seller has the power and authority to execute and deliver this Agreement and perform the transactions contemplated hereby. The execution, delivery and performance of this Agreement and the Related Documents have been duly authorized by the Board of Directors of Seller and no other corporate proceedings or other actions are necessary on the part of Seller to execute, deliver and perform this Agreement or any of the Related Documents.

                (b) This Agreement has been duly executed and delivered by Seller and constitutes the legal, valid and binding obligations of Seller, enforceable against Seller in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors rights generally or by the application of general principles of equity. The Related Documents, when executed and delivered by Seller, will constitute legal, valid and binding obligations of Seller, enforceable against Seller in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors rights generally or by the application of general principles of equity.

                (c) The execution, delivery and performance of this Agreement and each any of the Related Documents by Seller, and the consummation of the transactions contemplated by this Agreement and by the Related Documents, do not require any consent or waiver of any governmental authority or any other person or entity not otherwise already obtained and delivered to Purchaser.

                (d) The execution, delivery and performance of this Agreement and any of the Related Documents will not violate any provision of Seller's organizational documents or any law, rule, regulation or order applicable to or binding upon Seller or any of its properties, or any contract, agreement or instrument to which Seller is a party.

                (e) The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey. Seller has the corporate power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted, and is duly licensed and qualified to do business and is in good standing in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary.

                (f) The sale of the Shares by Seller hereby is exempt from registration under the Securities Act.

                (g) The Shares being issued and sold by Seller have been duly authorized, validly issued and, upon payment by Purchaser hereunder, will be fully paid and nonassessable.

                (h) Seller is not a party to or bound by any stockholder's agreement, standstill agreement, buy-sell agreement or similar agreement or arrangement.

                (i) The authorized capital stock of Seller consists of 6,000,000 shares of Common Stock and 1,000,000 shares of Preferred Stock. As of the date hereof, there are 4,367,987 shares of Common Stock issued and outstanding. As of the date hereof, there are 45,000 shares of Common Stock issuable upon exercise of stock options and 1,367,013 shares of Common Stock available for granting of stock options. As of the date hereof, there are no shares of Preferred Stock issued and outstanding. All material terms relating to stock options on Common Stock exercisable as of the date hereof and all material terms relating to issuance of stock options on Common Stock available for such purpose as of the date hereof are described on
SCHEDULE 5.(i), which is attached hereto and incorporated herein. Except for the stock options, Seller has not granted and is not bound by any outstanding subscriptions, options, warrants, calls, commitments or agreements of any character calling for the transfer, purchase, subscription or issuance of any shares of capital stock of Seller or any securities representing the right to purchase, subscribe or otherwise receive shares of such capital stock or any securities convertible or exchangeable into any such shares.

                (j) All annual, quarterly, current and special reports, proxy statements, annual reports to stockholders and any other reports and materials required to be filed by Seller pursuant to Sections 13 or 15(d) of the Securities and Exchange Act of 1934 and/or delivered to stockholders and all registration statements and other filings required to be filed under the Securities Act (collectively, the "Reports") have been timely filed. All of the Reports comply in all material respects, as to form and substance, with securities laws and applicable Securities and Exchange Commission ("SEC") rules and regulations. Such Reports do not contain any untrue statement of a material fact or fail to state a material fact necessary in order to make the statement therein not misleading.

                (k) There has not been any material adverse change or development or event which could be reasonably expected to have a material adverse impact on the business, operations, assets or financial condition of Seller from that set forth in Seller's Annual Report on Form 10-KSB for the fiscal year ended June 30, 1998 and Quarterly Reports on Form 10-Q for the fiscal quarters thereafter. There has been no amendment to any said reports, and no Current Reports on SEC 8-K or press releases have been filed or issued by Seller subsequent to December 31, 1998.

                (l) Except as disclosed in the Reports or in SCHEDULE 5.(l), which is attached hereto and incorporated herein, there are no pending or, to the best of the Seller's knowledge, threatened, legal, administrative, arbital or other proceedings, claims, actions or governmental investigations of any nature against Seller nor is Seller a party to any order, judgment or decree entered in any lawsuit or proceeding.

                (m) Seller has duly completed and filed (and until the Closing will so file) all returns, declarations, reports, information returns and statements (collectively, the "Returns") required to be filed by it in respect of any Federal, State and local taxes (including withholding taxes, penalties or other payments required) and has duly paid (and until the Closing will so pay) all such taxes as the same become due and payable, other than taxes or other charges which are being contested in good faith (and have been disclosed to the Purchaser in writing). Seller has established (and until the Closing will establish) on its books and records reserves that are adequate for the payment of all Federal, State and local taxes not yet due and payable, but are incurred in respect of Seller through such date. No deficiencies were asserted as a result of examinations of Federal and State income tax returns which have not been resolved and paid in full. There are no audits or other administrative or court proceedings presently pending nor any other disputes pending with respect to, or claims asserted for, taxes or assessments upon Seller, nor has Seller given any currently outstanding waivers or comparable consents regarding the application of the statute of limitations with respect to any taxes or Returns. Seller has provided Purchaser with true and correct copies of its Returns for the last three (3) fiscal years.

                (n) Seller holds all material licenses, franchises, permits and authorizations necessary for the lawful conduct of its business and has complied with and is not in default in any respect under any applicable law, statute, order, rule, regulation, policy and/or guideline of any Federal, State or local governmental authority relating to Seller (other than where such default or noncompliance will not result in a material adverse effect on the business, operations, assets or financial condition of Seller) and Seller has not received notice of violation of, and Seller does not know of any violation of, any of the above.

                (o) Except as disclosed in the Reports, Seller is not a party to or bound by any contract or understanding (whether written or oral) with respect to the employment of any officers, employees, directors or consultants, and, other than as set forth in this Agreement, the consummation of the transactions contemplated by this Agreement will not (either alone or upon the occurrence of any additional acts or events) result in any payment (whether of severance pay or otherwise) becoming due from Seller to any officer, employee, director or consultant thereof. Seller is not a party to any collective bargaining agreement or any agreement with any labor union covering any employee of Seller. The business of Seller is not affected by any labor disturbance involving the employees of Seller nor, to the best knowledge of Seller, is any union attempting to represent any person employed by Seller. Seller has complied with all applicable laws relating to the hiring and employment of employees and independent contractors. There are no unfair labor practice claims or any complaints or charges relating to employment or dismissal pending, or, to the best knowledge of Seller, threatened against Seller. Seller does not sponsor or maintain and is not otherwise a party to or liable under any plan, program, fund or arrangement (whether or not qualified for Federal income tax purposes) that is an "employee pension benefit plan" or an "employee welfare benefit plan", as such terms are defined in the Employee Retirement Income Security Act of 1974, as amended, or any other benefit arrangement for its employees, their dependents and beneficiaries (except for the Stock Options and standard health and disability plans).

                (p) Seller has good title to all material assets and properties, real and personal, subject to no encumbrances, liens, mortgages, security interests or pledges except to the extent disclosed in
SCHEDULE 5.(p), which is attached hereto and incorporated herein. Seller, as lessee, has the right under valid and subsisting leases to occupy, use, possess and control all real property leased by Seller as presently occupied, used, possessed and controlled by Seller. The business operations and all insurable properties and assets of Seller are insured for its benefit against all risks which, in the reasonable judgment of Seller, should be insured against, in each case under policies or bonds issued by insurers of recognized responsibility, in such amounts with such deductibles and against such risks and losses as are in the opinion of Seller adequate for the business engaged in by Seller. As of the date hereof, Seller has not received any notice of cancellation or notice of a material amendment of any such insurance policy or bond and is not in default under any such policy or bond, no coverage thereunder is being disputed and all material claims thereunder have been filed in a timely fashion.

                (q) The minute books of Seller contain accurate records of all meetings and other corporate action held or taken by the stockholders and Board of Directors of Seller (including committees of the Board of Directors).

                (r) Except as disclosed in the Reports, Seller has not received any written notice, citation, claim, assessment, proposed assessment or demand for abatement alleging that Seller is responsible for the correction or cleanup of any condition resulting from the violation of any law, ordinance or other governmental regulation regarding environmental matters. Seller has no actual knowledge that any toxic or hazardous substances or materials have been emitted, generated, disposed of or stored on any property currently owned or leased by Seller, or owned or leased by Seller prior to the date of this Agreement, in any manner that violated any applicable Federal, State or local law or regulation governing or pertaining to such substances and materials, the violation of which could reasonably be expected to have a material adverse effect on the business, operations, assets or financial condition of Seller.

                (s) The accounts receivable of Seller reflected in the financial statements set forth in the Reports are true, bona fide accounts receivable of Seller, have been fully collected or are fully collectible in amounts not less than the aggregate amount thereof, net of reserves, and are not subject to any offsets, credits or counterclaims.

                (t) Except as disclosed in the Reports, Seller is not a party to or bound by: (i) any mortgage, security agreement, promissory note or other commitment relating to the borrowing of money, extension of credit or imposition of an encumbrance on any assets of Seller, or (ii) any guarantee or obligation to provide funds or assume the debt of any person or entity, or (iii) any other material contracts or agreements. Seller is not in default, or with the passage of time or the giving of notice would be in default, under the terms of any of the foregoing.

                (u) Seller's financial statements (including the notes thereto) have been prepared in accordance with generally acceptable accounting principles consistently applied during the periods involved and fairly present the financial condition of Seller as of the respective dates set forth therein and the results of operations, changes in shareholders' equity and cash flows of Seller for the respective periods set forth therein. The books and records of Seller are maintained in accordance with applicable legal and accounting requirements and fairly and accurately reflect all of the transactions of Seller and are complete and correct in all material respects.

                (v) Except as disclosed in the financial statements in the Reports or incurred in the ordinary course of business since June 30, 1998, there exist no liabilities or obligations of any nature whatsoever (whether absolute, contingent or otherwise) in respect of the business or assets of Seller of the type customarily reflected in financial statements prepared in accordance with generally accepted accounting principles. Seller knows of no claim or liability of Seller, or the basis of any claim or liability, not fully described pursuant to this Agreement.

           (w) Seller's Annual Report on Form 10-KSB for the fiscal year ended June 30, 1998 describes all material patents, copyrights, copyright registrations, trademarks, trademark registrations, service marks, logos or other identifying symbols, names or marks therefore used or held for use in the business of Seller. All of such items and all of the technology, trade secrets, know-how, manufacturing processes and procedures, formulae, quality control procedures, test procedures, specifications, protocols, drawings, designs and other intellectual property used or held for use in the business of Seller (collectively, the "Proprietary Rights") are complete and include all the rights necessary for the conduct of the business of Seller as conducted on the date hereof and as currently contemplated by Seller to be conducted in the future. All of such Proprietary Rights are owned exclusively by Seller, free and clear of all liens, charges, claims and encumbrances of any kind whatsoever, and Seller has good and marketable title to such Proprietary Rights. Seller has made no public disclosure of any know-how or trade secret included in the Proprietary Rights. All such Proprietary Rights are in good standing, are valid and enforceable and are free from default on the part of Seller. No proceeding is pending and no claim has been made or, to the best knowledge of Seller, threatened which challenges the rights of Seller in respect of any of the Proprietary Rights or alleges that any of the Proprietary Rights infringes upon or otherwise violates the rights of others, is being infringed by others, or is subject to any outstanding order, decree, judgment or stipulation.

           (x) Seller has not incurred any liability to any broker, finder or agent for any broker's fees, finder's fees, commissions or similar obligation with respect to the transactions contemplated by this Agreement or by any of the Related Documents.

        6.  REPRESENTATIONS AND WARRANTIES OF PURCHASER.

        Purchaser hereby represents and warrants as follows:

            (a) Purchaser has the power and authority to execute and deliver this Agreement and to perform the transactions contemplated hereby. The execution, delivery and performance of this Agreement and the Related Documents have been duly authorized by all necessary corporate action of Purchaser and no other corporate proceedings or other actions are necessary on the part of Purchaser to execute, deliver and perform this Agreement or any of the Related Documents.

            (b) This Agreement has been duly executed and delivered by Purchaser and constitutes the legal, valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors rights generally or by the application of general principles of equity. The Related Documents, when executed and delivered by Purchaser, will constitute a legal, valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors rights generally or by the application of general principles of equity.

           (c) No consent of any governmental authority or any other person or entity is required for the execution, delivery and performance of this Agreement or any of the Related Documents by Purchaser.

           (d) Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey.

           (e) Purchaser is acquiring the Shares solely for its own account for investment and not with a view to resale or distribution thereof, in whole or part.

           (f) Purchaser understands that the Shares have not been registered under the Securities Act and that the offering and sale of the Shares by Seller to Purchaser is intended to be exempt from registration under the Securities Act.

           (g) Purchaser understands that the Shares may not be sold, hypothecated or otherwise disposed of unless subsequently registered under the Securities Act and applicable state securities laws or pursuant to an exemption from such registration.

           (h) Purchaser did not become aware of the offer of the Shares through or as a result of any form of general solicitation or general advertising, including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television or radio.

           (i) Purchaser has such knowledge and experience in business and financial matters that it is capable of evaluating the merits and risks of the purchase of the Shares and making an informed investment decision with respect thereto. Purchaser is an accredited investor as such term is defined in Rule 501 under the Securities Act.

           (j) Purchaser understands that the Shares will bear a legend restricting their transfer and further understands and agrees that transfer of the Shares must comply with the restrictions set forth therein.

           (k) Purchaser has not incurred any liability to any broker, finder or agent for any broker's fees, finder's fees, commissions or similar obligation with respect to the transactions contemplated by this Agreement or by any of the Related Documents.

     7. REGISTRATION RIGHTS. At Closing, Seller and Purchaser shall execute and deliver a Registration Rights Agreement in form attached hereto and incorporated herein as EXHIBIT A.

     8. PURCHASER'S PREEMPTIVE RIGHTS. In the event Seller proposes to issue, for any reason whatsoever, shares of equity of any class, including, but not limited to Common Stock, or proposes to grant any option, warrant or right to purchase equity shares of any class or other securities convertible into or carrying rights or options to purchase equity shares of any class (all of the foregoing hereinafter referred to as the "Securities") at a per equity share price lower than the per equity share price paid by Purchaser pursuant to Section 2 above (subject to appropriate adjustment in the case of stock splits, reverse stock splits or changes in the equity of Seller through reclassification or reorganization), then prior to Seller entering into any binding commitment for the sale of said Securities, Seller shall provide Purchaser with notice specifying in detail the terms and conditions of the proposed issuance of Securities, and Purchaser shall have the right to purchase some or all of said Securities on the terms and conditions hereafter provided. Purchaser shall have thirty (30) days from receipt of a given notice issued by Seller pursuant to this Section 8 (the "Exercise Period") to notify Seller whether it intends to exercise its right to purchase all or some portion, in Purchaser's sole discretion, of the Securities, upon the terms and conditions set forth therein. For purposes of this Section 8, the "per equity share price", with respect to options, warrants, rights or convertible securities shall be deemed to be the total consideration payable for the issuance of a share of equity (i.e. the consideration paid for the option, warrant, right or convertible security at the time of issuance plus the consideration payable upon exercise or conversion). Securities which have been offered to Purchaser and which have not been purchased by Purchaser may be sold by Seller for such consideration not less than, and upon conditions no less restrictive than, those which were offered to Purchaser, for a period of six (6) months following the expiration of the applicable Exercise Period. Notwithstanding the foregoing, Securities shall not be subject to this
Section 8 if they are issued upon exercise of options, warrants, rights or convertible securities outstanding as of the date of this Agreement or upon exercise of any stock options granted to employees or directors under any stock option plan of Seller in effect as of the date of this Agreement (but not including material amendments thereto subsequent to the date of this Agreement unless approved by the stockholders of Seller).

           9. CONDITIONS TO THE OBLIGATIONS OF EACH PARTY UNDER THIS AGREEMENT. The respective obligations of each party under this Agreement shall be subject to the satisfaction, at or prior to the Closing, that no order, decree or ruling issued by any court of competent jurisdiction, nor any rule, regulation or order entered, promulgated or enacted by any governmental, regulatory or administrative agency nor any suit, action or other proceeding would prevent the consummation of the transactions as contemplated hereby.

          10. CONDITIONS PRECEDENT TO PURCHASER'S OBLIGATIONS. The obligations of Purchaser to consummate the transactions contemplated hereby are subject to and conditioned upon the performance, prior to or on the Closing Date, of each of the following (unless waived in writing by Purchaser):

               (a) All the terms and conditions of this Agreement to be complied with and performed by Seller on or before the Closing Date shall have been complied with and performed.

               (b) All representations and warranties by Seller which are contained in this Agreement or in any of the Related Documents shall be true and correct in all material respects when made and as of the Closing Date as though such representations and warranties were made as of the Closing Date.

               (c) Purchaser shall have received a certificate of the President or a Vice President of Seller, in form and substance satisfactory to Purchaser, dated the Closing Date, certifying, in such detail as Purchaser may request, to the fulfillment of the conditions specified in paragraphs (a) and (b) of this Section 10.

               (d) Purchaser shall have received from Seller all documents referred to in Paragraph 4(a) through 4(c) of this Agreement.

               (e) Seller shall have executed on the Closing Date and delivered to Purchaser the following Related Documents: (i) a Registration Rights Agreement in form and substance as set forth on EXHIBIT A, (ii) a License Agreement in form and substance as set forth on EXHIBIT B, which is attached hereto and incorporated herein, (iii) a License and Supply Agreement in form and substance as set forth on EXHIBIT C which is attached hereto and incorporated herein.

           (f) Purchaser shall have received from its outside patent counsel a written legal opinion satisfactory to Purchaser opining that the manufacture, use or sale of intermittent and indwelling urinary catheters coated with "SUPERSLIP COATING", as defined in SCHEDULE C to the License Agreement which is attached hereto as EXHIBIT B, will not, based on such SUPERSLIP COATING alone and not the combination thereof with any other item, infringe any valid patent owned by a third party.

           (g) Biosearch Medical Products, Inc., a New Jersey corporation, having its principal place of business at 35A Industrial Parkway, Somerville, New Jersey 08876, and Purchaser shall have executed and delivered: (i) an Asset Purchase Agreement, in form and substance as set forth on EXHIBIT D, which is attached hereto and incorporated herein, (ii) an Equipment Lease Agreement, in form and substance as set forth on EXHIBIT E, which is attached hereto and incorporated herein, (iii) a License and Supply Agreement, in form and substance as set forth on EXHIBIT F, which is attached hereto and incorporated herein.

           (h) Purchaser shall have received from Seller an Incumbency Certificate, dated the Closing Date, executed by the Secretary of Seller or by an Assistant Secretary of Seller which shall identify the name and title and bear the signature of each officer of Seller individually authorized to execute and deliver this Agreement and all other documents required to be delivered by Seller pursuant thereto, including the Related Documents.

           (i) Purchaser shall have received an opinion of Robert D. Frawley, counsel for Seller, dated the Closing Date, in form and substance as set forth on EXHIBIT G, which is attached hereto and incorporated herein.

       11. CONDITIONS PRECEDENT TO SELLER'S OBLIGATIONS. The obligations of Seller to consummate the transactions contemplated hereby are subject to and conditioned upon the performance prior to or on the Closing Date of each of the following (unless waived in writing by Seller):

            (a) All the terms and conditions of this Agreement to be complied with and performed by Purchaser on or before the Closing Date shall have been complied with and performed.

            (b) All representations and warranties by Purchaser which are contained in this Agreement or in any of the Related Documents shall be true and correct in all material respects when made and as of the Closing Date as though such representations and warranties were made as of the Closing Date.

            (c) Seller shall have received a certificate of an officer of Purchaser, in form and substance satisfactory to Seller, dated the Closing Date, certifying, in such detail as Seller may request, to the fulfillment of the conditions specified in paragraphs (a) and (b) of this Section 12.

           (d) Purchaser shall have executed on the Closing Date and delivered to Seller the following Related Documents: (i) a Registration Rights Agreement in form and substance as set forth on EXHIBIT A, (ii) a License Agreement in form and substance as set forth on EXHIBIT B, (iii) a License and Supply Agreement in form and substance as set forth on EXHIBIT C.

           (e) Seller shall have received from Purchaser an Incumbency Certificate, dated the Closing Date, executed by the Secretary of Purchaser or by an Assistant Secretary of Purchaser which shall identify the name and title and bear the signature of each officer of Purchaser individually authorized to execute and deliver this Agreement and all other documents required to be delivered by Purchaser pursuant thereto, including the Related Documents.

           (f) Seller shall have received an opinion of Nadia C. Adler, General Counsel of Purchaser or John R. Myers, Assistant General Counsel of Purchaser, in form and substance as set forth on EXHIBIT H, which is attached hereto and incorporated herein.

      12.  INDEMNIFICATION

           (a) Seller hereby agrees to defend (utilizing counsel selected by Seller that is reasonably acceptable to Purchaser), indemnify and hold Purchaser, its officers, directors, and employees harmless from and against any and all liabilities, losses, damages, costs or expenses (including, without limitation, reasonable attorneys' and accountants' fees and expenses, court costs and all other out-of-pocket expenses) directly or indirectly incurred by such persons or entities arising out of or in connection with:
(i) the breach of any warranty or the inaccuracy of any representation by Seller contained in this Agreement or in any Exhibit or Schedule hereto or in any agreement, instrument, certificate or other document executed by or on behalf of Seller in connection herewith, and (ii) any failure by Seller to perform any of the covenants, agreements or obligations under this Agreement or any other agreement or instrument executed and delivered by or on behalf of Seller pursuant hereto or in connection herewith, and (iii) the assertion against Purchaser or any of its officers, directors, or employees of any claim, liability or obligation relating to or arising out of the business, operations or assets of Seller, whether incurred before or after the Closing Date. The indemnification obligations of Seller herein shall survive the Closing.

     (b) Purchaser hereby agrees to defend (utilizing counsel selected by Purchaser that is reasonably acceptable to Seller), indemnify and hold Seller and its officers, directors, and employees harmless, from and against any and all liabilities, losses, damages, costs or expenses (including, without limitation, reasonable attorneys' fees and expenses, court costs and all other out-of-pocket expenses) directly or indirectly incurred by such persons or entities arising out of or in connection with: (i) the breach of any warranty or the inaccuracy of any representation by Purchaser contained in this Agreement or in any Exhibit or Schedule hereto or in any agreement, instrument, certificate or other document executed by or on behalf of Purchaser in connection herewith, and (ii) any failure by Purchaser to perform any of the covenants, agreements or obligations under this Agreement or any other agreement or instrument executed and delivered by or on behalf of Purchaser pursuant hereto or in connection herewith. The indemnification obligations of Purchaser herein shall survive the Closing.

     (c) Within thirty (30) days after Purchaser or Seller, as the case may be (hereinafter the "Indemnified Party"), has received notice of or has acquired knowledge of any claim by any person or entity not a party to this Agreement of the commencement or threatened commencement of any action or proceeding by any person or entity not a party to this Agreement ("third party claim") or has acquired knowledge of any other claim hereunder against the other party hereto ("first party claim") the Indemnified Party shall, if such claim is indemnifiable by the other party pursuant hereto (hereinafter the "Indemnifying Party"), give the Indemnifying Party written notice of such claim and the commencement or threatened commencement of such action or proceeding, if any. Such notice shall state the nature and basis of such claim and, if ascertainable, the amount thereof. Notwithstanding the foregoing, the failure of the Indemnified Party to give such notice shall not excuse the Indemnifying Party's obligation to indemnify and, in the case of a third party claim, defend the Indemnified Party, except to the extent the Indemnifying Party has suffered damage or prejudice by reason of the Indemnified Party's failure to give or delay in giving such notice. Within ten (10) business days' of receipt of any notice issued by the Indemnified Party pursuant to this Section 12(c), the Indemnifying Party shall notify the Indemnified Party whether the Indemnifying Party acknowledges its indemnification obligation and, in the case of a third party claim, its defense obligation with respect to the claim which was the subject of the Indemnified Party's notice or whether it disclaims such obligation(s). In the event the Indemnifying Party disclaims or fails to timely acknowledge its obligations with respect to any claim by the Indemnified Party relating to any third party claim, the Indemnified
Party shall have the right to defend such claim, with counsel of its own selection, and compromise such claim without prejudice to its right to indemnification hereunder. In the event the Indemnifying Party timely acknowledges its obligations hereunder with respect to any third party claim, the Indemnifying Party shall defend the same with counsel in accordance with the foregoing provisions of this Section 12. Where the Indemnifying Party shall have acknowledged in writing its obligations hereunder with respect to any third party claim, the Indemnified Party may, at its expense, participate in the defense of such third party claim and no such third party claim shall be settled by the Indemnified Party without the prior written consent of the Indemnifying Party. At any time after the

Indemnifying Party acknowledges its obligations hereunder with respect to any third party claim, the Indemnifying Party may request the Indemnified Party to agree in writing to the payment or compromise of such third party claim (provided such payment or compromise has been previously approved in writing by the third party claimant), whereupon such action shall be deemed agreed to by the Indemnified Party and shall be agreed to in writing by the Indemnified Party unless such settlement would involve a remedy or remedies other than the payment of money damages by the Indemnifying Party.

     (d) In the event either party makes a claim against the other party under Section 12 hereof and further in the event the party receiving notice of such claim fails to timely acknowledge its obligations hereunder with respect to such claim or disclaims such obligations, the parties, within sixty (60) days of the date of issuance of notice by the party making such claim, shall meet and attempt to resolve in good faith the dispute between the parties with respect to such claim. If the parties fail to resolve such dispute within seventy-five (75) days of the date of issuance of notice by the party making such claim, the party making such claim may thereafter commence litigation against the other party in a court of competent jurisdiction for determination of its claim. Upon resolution of any claim pursuant to this Section 12, whether by agreement between the parties or the rendering of a final judgment from which no appeal lies in any litigation, the appropriate party under an agreement or the party against which judgment is rendered in litigation shall, within ten (10) days of such resolution, pay over and deliver to the other party funds in the amount of any claim as resolved, and any fees, including attorneys' fees, incurred by such other party with respect to any such litigation.

     (e) Notwithstanding the foregoing, any limitation on the respective obligations of Seller or Purchaser under this Section 12 which are set forth in the agreement attached hereto as EXHIBIT B or in the agreement attached hereto as EXHIBIT C shall modify the respective obligations of the parties under this Section 12. Further, notwithstanding anything to the contrary contained herein, in no event shall the obligations of Seller or Purchaser under this Section 12 exceed the aggregate Purchase Price set forth in Section 2 of this Agreement.

     13.  TERMINATION. This Agreement may be terminated prior to the
Closing:

            (a)  by mutual written consent of the parties hereto;

            (b) by Purchaser, if there shall have occurred a material adverse change in the business, operations, assets or financial condition of the Company from that disclosed by Seller in Seller's Form 10-KSB for the fiscal year ended June 30, 1998;

            (c) by Purchaser, if any of the conditions set forth in Section 10 herein are not satisfied or are not capable of being satisfied by the Closing Date;

            (d) by Seller, if any of the conditions set forth in Section 11 herein are not satisfied or are not capable of being satisfied by Closing Date;

            (e) by Seller or Purchaser if the Closing does not take place by February 26, 1999.

     14. EFFECT OF TERMINATION. In the event of termination of this Agreement pursuant to Section 13, this Agreement shall thereafter become void and have no effect, and neither party shall have any liability to the other party, except that nothing herein shall relieve any party from liability for any willful breach hereof.

     15. NO PUBLIC ANNOUNCEMENTS. Neither Seller nor Purchaser shall issue any press release or make any public statement with respect to this Agreement, or the transactions contemplated hereby, without the consent of the other party, except as may be required by applicable securities or other laws. In the event any such disclosure is required by applicable law, the disclosing party shall provide the non-disclosing party with a copy of the proposed release not less than two (2) business days prior to its proposed release and shall provide the non-disclosing party with an opportunity to comment on the substance thereof.

     16. FEES AND EXPENSES. Each of the parties hereto shall be responsible for their own expenses incurred in connection with the transactions contemplated hereby.

     17. SURVIVAL OF CERTAIN REPRESENTATIONS, WARRANTIES AND COVENANTS. The representations, warranties and covenants of the parties in this Agreement and in any instrument delivered pursuant hereto shall survive the Closing.

     18. COVENANT ON OPERATIONS -- Seller covenants, for so long as Purchaser or any affiliate of Purchaser owns any of the Shares, it will maintain its books and records in accordance with generally accepted accounting principles consistently applied with prior periods and will, within forty-five (45) days of the end of each fiscal quarter of Seller, furnish Purchaser with a copy of its audited (or unaudited, if it does not have audited quarterly financial statements at such time) financial statements for such quarter and within ninety (90) days of the end of each fiscal year furnish Purchaser with a copy of its audited financial statements for such year.

     19. NOTICES. All notices that are required or may be given pursuant to the terms of this Agreement shall be in writing and shall be sufficient in all respects if given in writing and delivered by hand or national overnight courier service, transmitted by telecopy or mailed by registered or certified mail, postage prepaid, as follows:

            If to Seller:

            C.R. Bard
            730 Central Avenue
            Murray Hill, New Jersey 07974
            Attention: General Counsel

            If to Purchaser:

            Hydromer, Inc.
            35 Industrial Parkway
            Branchburg, New Jersey 08876

or such other address or addresses as any party hereto shall have designated by notice in writing to the other party hereto.

     20. WAIVERS. Each party may, by written notice to the other: (i) extend the time for the performance of any of the obligations or other actions of the other under this Agreement; (ii) waive any inaccuracies in the representations or warranties of the other contained in this Agreement or in any document delivered pursuant to this Agreement; (iii) waive compliance with any of the conditions of the other contained in this Agreement; or (iv) waive performance of any of the obligations of the other under this Agreement. Except as provided in the preceding sentence, no action taken pursuant to this Agreement, including, without limitation, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representation, warranty, covenant or agreement contained in this Agreement. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach.

     21. APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey.

     22. BINDING EFFECT, BENEFITS. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective permitted successors and assigns. Notwithstanding anything contained in this Agreement to the contrary, nothing in this Agreement, express or implied, is intended to confer on any person other than the parties hereto or their respective permitted successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

     23. NO ASSIGNABILITY. Neither this Agreement nor the rights of either party hereunder shall be assignable without the prior written consent of the other party hereto.

     24. AMENDMENTS; MODIFICATION. This Agreement may only be amended, modified or supplemented by an instrument in writing, signed by the parties hereto.

     25. COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be duly executed and delivered by its duly authorized officers as of the date hereinabove set forth.

                                       SELLER:

                                       HYDROMER, INC.

                                       By  /s/  Joseph A. Shuhard Jr.
                                         ------------------------------------
                                         Name: Joseph A. Shuhard Jr.
                                              -------------------------------
                                         Title:  Vice President
                                              -------------------------------

                                       PURCHASER:

                                       C.R. BARD, INC.

                                       By  /s/  John H. Weiland
                                         ------------------------------------
                                         Name: John H. Weiland
                                              -------------------------------
                                         Title: Group President
                                              -------------------------------

                         REGISTRATION RIGHTS AGREEMENT


                              February 25, 1999

To:  C.R. Bard, Inc.
     730 Central Avenue
     Murray Hill, New Jersey 07974

Dear Sirs:

     In accordance with the terms of the Stock Purchase Agreement dated February 25, 1999 ("Stock Purchase Agreement") between you and Hydromer, Inc. (the "Company"), and for other good and valuable consideration, the Company hereby covenants and agrees with you, as follows:

     1. CERTAIN DEFINITIONS. As used herein, the following terms shall have the following respective meanings:

         "COMMISSION" shall mean the United States Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act (hereinafter defined).

         "COMMON STOCK" shall mean the common stock, without par value, of the Company.

         "EFFECTIVE DATE" shall mean the date of this Registration Rights Agreement.

         "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934 or any similar federal statute, and the rules and regulations of the Commission thereunder, as in effect at the time on the date hereof as may be amended from time to time.

         "REGISTERABLE STOCK" shall mean: (i) any shares of the Common Stock of the Company issued to you in connection with the Stock Purchase Agreement, together with any additional shares of Common Stock issued or distributed to you by way of a dividend, stock split or other distribution in respect of the shares described in clause (i) above effected without the receipt of consideration therefor, (ii) any additional shares of Common Stock acquired by you by way of any rights offering or similar offering made in respect of the shares described in clause (i) above, and (iii) any additional shares of Common Stock issued or issuable to you upon conversion, exercise or exchange of any capital stock, right, option, warrant, evidence of indebtedness or other security of any type whatsoever that shall have been issued with respect to the shares described in clause (i) above and not transferred or otherwise disposed of by you except as contemplated hereunder.

         "REGISTRATION PERIOD" shall mean the period commencing on the Effective Date and ending on the earlier to occur of: (i) the sale by the holders of Registerable Stock of all the Registerable Stock covered by the registration statement referred to in Section 3 below, or (ii) the fifth (5th) anniversary of the Effective Date.

         "REGISTRATION EXPENSES" shall mean the expenses so described in
         Section 4 hereof.

         "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder as in effect on the date hereof as it may be amended from time to time

         "SELLING EXPENSES" shall mean the expenses so described in Section 4 hereof.

     2. INCIDENTAL REGISTRATION. If the Company at any time, and from time to time, during the Registration Period proposes to register any of its Common Stock under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to registration statements on Forms S-4 or S-8 or another form not available for registering Registerable Stock for sale to the public), it will give written notice at least thirty (30) days prior to the anticipated-filing date to all holders of outstanding Registerable Stock of its intention to do so, specifying the form and manner and other material facts involved in such proposed registration. Upon the written request of any such holder(s), given within 20 days after receipt of any such notice by the Company, to register any of its Registerable Stock, the Company will use its best efforts to cause the Registerable Stock as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent requisite to permit the sale by such holder(s) to the public of such Registerable Stock so registered. In the event that any registration pursuant to this Section 2 shall be an underwritten public offering of Common Stock, the Registerable Stock to be included in such underwriting shall be included, insofar as practicable, on the same terms and conditions as the shares of Common Stock otherwise being sold through underwriters. Notwithstanding the foregoing, the number of shares of Registerable Stock to be included in such an underwriting may be reduced (pro rata among the selling shareholders participating in such underwriting, including, without limitation, the requesting holders of Registerable Stock, based upon the number of shares of Registerable Stock so requested to be registered by the holders thereof) if and to the extent that the managing underwriter shall have advised the Company in writing (with copies to all holders of Registerable Stock) that, in its good faith opinion, such inclusion would have a material adverse effect on the successful marketing of the securities to be sold therein by the Company.

     3. REGISTRATION PROCEDURES. If and whenever the Company is required by the provisions of Section 2 hereof to use its best efforts to effect the registration of any of the Registerable Stock under the Securities Act, the Company will use its best efforts to effect the registration and sale of such Registerable Stock in accordance with the intended methods of disposition thereof. Without limiting the foregoing, the Company in each such case will:

         (a) prepare and file with the Commission a registration statement with respect to such securities (which shall be on Form S-3 if the Company is then eligible to use such form and otherwise on Form S-1 or other form of general applicability acceptable to the Company), and shall use its best efforts to cause such registration statement to become and remain effective for the period of distribution set forth hereinbelow;

         (b) prepare and file with the Commission such amendments (including post-effective amendments) and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective at all times for the period of distribution set forth hereinbelow;

         (c) furnish to each seller and to each underwriter, if any such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) and any amendment or supplement thereto as such persons may reasonably request in order to facilitate the public sale or other disposition of the Registerable Stock covered by such registration statement;

         (d) use its best efforts to register or qualify the Registerable Stock covered by such registration statement under the securities or blue sky laws of such jurisdictions as shall be reasonably required by the holders of Registerable Stock and to prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements and to take such other actions as may be necessary to maintain such registration or qualification at all times for the period of distribution set forth hereinbelow (provided that the Company will not be required to: (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Paragraph 3 (d), or (ii) subject itself to general taxation in any such jurisdiction, or (iii) consent to general service of process in any jurisdiction);

         (e) use its best efforts to cause all Registerable Stock covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable each holder thereof to consummate the disposition of such Registerable Stock (provided that the Company will not be required to:
         (i) qualify generally to do business
         in any jurisdiction where it would not otherwise be required to qualify but for this Paragraph; or (ii) subject itself to taxation in any such jurisdiction, or (iii) consent to general service of process in any jurisdiction);

         (f) promptly notify each seller of Registerable Stock and the managing underwriter, if any, and confirm such advice in writing: (i) when such registration statement or any amendment or supplement thereto or to the prospectus or preliminary prospectus contained therein has been filed, (ii) of any request by the Commission for amendments or supplements to such registration statement or prospectus or for additional information, (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registerable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for that purpose;

         (g) promptly notify each seller under such registration statement and each underwriter, if any, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and promptly thereafter prepare and file with the Commission a supplement or amendment to such prospectus, such registration statement or any document incorporated therein by reference, or make such other filing, such that as thereafter delivered to the purchasers of Registerable Stock, the prospectus will not contain an untrue statement of material fact or omit to state any material fact necessary to make the statements therein not misleading;

         (h) promptly notify each seller of Registerable Stock of the issuance of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose and the Company shall use its best efforts to prevent the issuance of any stop order, and if any order is issued, to obtain the withdrawal of any order suspending the effectiveness of such registration statement;

         (i) in the case of an underwritten public offering of Registerable Stock, if requested by the managing underwriter of such offering, promptly incorporate in a prospectus supplement or post-effective amendment to such registration statement such information as such managing underwriter shall agree should be included relating to the plan of distribution of such Registerable Stock, including without limitation, information with respect to the number of shares of Registerable Stock being sold to the underwriters, the purchase price being paid therefor by the underwriters and other material terms of such underwriting), and file with the Commission such supplement or post-effective amendment as promptly as practicable after notification of the information to be incorporated therein;

         (j) make available for inspection by each seller, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement and permit such seller, attorney, accountant or agent to participate in the preparation of such registration statement;

         (k) enter into an underwriting agreement with the underwriter of the offering which shall contain standard representations and warranties customarily contained in such agreements;

         (1) furnish to the sellers and to the underwriter of the offering, if any, at the effective date of such registration statement: (i) a signed counterpart of an opinion of counsel for the Company, dated the effective date of such registration statement and, if applicable, the date of the closing under the underwriting agreement, covering substantially the same matters with respect to such registration statement as are customarily covered in opinions of issuer's counsel submitted and delivered to underwriters in underwritten public offerings, and (ii) a signed counterpart of a report from the independent certified public accountants of the Company in form and substance as is customarily given by independent certified public accountants to underwriters in underwritten public offerings, and (iii) such other documents or instruments as the sellers of the Registerable Stock, or their underwriters, may reasonably request;

         (m) use its best efforts to list all Registerable Stock covered by such registration statement on any national securities exchange or the Nasdaq Stock Market, as the case may be, on which Registerable Stock of the same class covered by such registration statement is then listed.

     (n) take all actions necessary to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Stock, and the transfer thereof upon resale by the seller of such Registrable Stock; and
     (o) take all other actions reasonably necessary to expedite and facilitate the registration of the Registrable Stock.

For purposes of Section 3(a) and (b) above, the period of distribution of Registerable Stock in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Registerable Stock in any other registration shall be deemed to extend until the earlier to occur of the sale of all Registerable Stock covered thereby or two years after the effective date thereof.

     In connection with each registration hereunder, each selling holder of Registerable Stock will furnish to the Company in writing such information with respect to himself and the proposed distribution by him as shall be reasonably necessary in order to assure compliance with federal and applicable state securities laws.

     No holder of Registrable Stock shall be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such holder and its ownership of the securities being registered on his behalf and any other representation required by law.

     4. EXPENSES. All expenses incurred by the Company in complying with Sections 2 and 3 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees of the applicable stock exchange or automated quotation system, transfer taxes and fees of transfer agents and registrars, but excluding any Selling Expenses (hereinafter defined), are herein called "Registration Expenses." All underwriting discounts and selling commissions applicable to the sale of Registerable Stock are herein called "Selling Expenses."

     The Company will pay all Registration Expenses in connection with the registration statements filed pursuant to Section 2 hereof.

     5. INDEMNIFICATION. In the event of a registration of any of the Registerable Stock under the Securities Act pursuant to Section 2 hereof, the Company will, and hereby does, indemnify and hold harmless each seller of such Registerable Stock thereunder, each partner, officer and director of each such seller which is an entity, if any, and each underwriter of Registerable Stock thereunder and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act, against any losses, claims, damages, or liabilities, as incurred, joint or several, to which such seller, partner, officer, director, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:
(i) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registerable Stock was registered under the Securities Act pursuant to Section 2 hereof, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, and (ii) the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, and (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under any of the same in connection with the offering covered by such registration statement, and the Company will reimburse each such seller, partner, officer and director, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in reliance upon and in conformity with information furnished by such seller or any of its partners, officers, directors (if such seller is an entity), such underwriter or such controlling person in writing specifically for use in such registration statement or prospectus.

          In the event of a registration of any of the Registrable Stock under the Securities Act pursuant to Section 2 hereof, each seller of such Registrable Stock thereunder, severally and not jointly, will indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company, each person who controls any of the foregoing within the meaning of the Securities Act, and each underwriter, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer or director or controlling person or underwriter may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of any material fact contained in the registration statement filed pursuant to Section 2 hereof, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under any of the same in connection with the offering covered by such registration statement, and each such seller will reimburse the Company and each such officer, director, controlling person and underwriter for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that such seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information furnished in writing to the Company by such seller specifically for use in such registration statement or prospectus, and PROVIDED FURTHER that any liability of any seller shall be limited under this Paragraph for only that amount of losses, claims, damages and liabilities as does not exceed the net proceeds actually received by such seller as a result of the sale of Registrable Stock pursuant to such registration statement.

    Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party other than under this
Section 5. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election to so assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Paragraph 5 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; PROVIDED, HOWEVER, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party, or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

     Notwithstanding the foregoing, any indemnified party shall have the right to retain its own counsel in any such action, but the fees and disbursements of such counsel shall be at the expense of such indemnified party unless: (i) the indemnifying party shall have failed to retain counsel for the indemnified party as aforesaid or shall have failed to defend such action in accordance with the preceding paragraph, or (ii) the indemnifying party and such indemnified party shall have mutually agreed to the retention of such counsel. It is understood that the indemnifying party shall not, in connection with any action or related actions in the same jurisdiction, be liable for the fees and disbursements of more than one separate firm qualified in such jurisdiction to act as counsel for the indemnified party. Subject to any provision to the contrary herein, the indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent (which-consent shall not be unreasonably withheld or delayed), but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.

     If the indemnification provided for in the first two paragraphs of this Paragraph 5 is unavailable or insufficient to hold harmless an indemnified party under such paragraphs in respect of any losses, claims, damages or liabilities or actions in respect thereof referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or actions in such proportion, as appropriate, to reflect the relative fault of the Company, on the one hand, and the underwriters and the sellers of such Registerable
Stock, on the other, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or actions, as well as any other relevant equitable considerations including the failure to give any notice under the third paragraph of this Paragraph 5. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement or omission or alleged omission of a material fact relates to information supplied by the Company, on the one hand, or the underwriters and the sellers of such Registerable Stock, on the other, and to the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. You and the Company agree that it would not be just and equitable if contributions pursuant to this paragraph were determined by PRO RATA allocation (even if all of the sellers of such Registerable Stock were treated as one

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

entity for such purpose) or by any other method of allocation which did not take into account of the equitable considerations referred to above in this paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or action in respect thereof, referred to above in this paragraph, shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this paragraph, the sellers of such Registerable Stock shall not be required to contribute any amount in excess of the amount, if any, by which the total price at which the Common Stock sold by each of them was offered to the public exceeds the amount of any damages which they would have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission. No person guilty of fraudulent misrepresentations (within the meaning of Section 11(f) of the Securities Act), shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. No seller shall be liable for any amount of any losses, claims, damages or liabilities in excess of the net proceeds actually received by such seller as a result of the sale of such Registerable Stock pursuant to such registration statement.

     The indemnification of underwriters provided for in this Paragraph 5 shall be on such other terms and condition as are at the time customary and reasonably required by such underwriters.

     6. EFFECTIVENESS OF THIS AGREEMENT/SURVIVAL. This Agreement shall become effective on the Effective Date. All of the representations and covenants of the parties set forth herein shall survive the execution and delivery of this Agreement and any registration of Common Stock hereunder.

     7.  MISCELLANEOUS.

         (a) All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not, PROVIDED, HOWEVER, that the obligations of the Company to register the Registerable Stock hereunder shall inure only to the benefit of you and a person who shall become a holder of Registerable Stock or by donation and/or pledge and the term "Registerable Stock" as used herein shall be limited to Registerable Stock held by you or any such person.

         (b) All notices, consents and other communications hereunder shall be in writing and shall be mailed by first class registered mail, postage prepaid, addressed as follows:

          if to the Company, to it at

          Hydromer, Inc.
          35 Industrial Parkway
          Branchburg, New Jersey  08876
          Attention: President

          if to you, at your address as set forth above;

          if to any subsequent holder of Registerable
          Stock pursuant to Paragraph 7(a) hereof to it at such address as may have been furnished to the Company in writing by such holder;

          or, in any case, at such other address or addresses as shall have been furnished in writing to the Company (in the case of a holder of Registerable Stock or to such holders of Registerable Stock (in the case of the Company).

          (c) This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey.

          (d) This Agreement constitutes the entire agreement of the parties which respect to the subject matter hereof and may not be modified or amended except in writing signed by the holders of not less than a majority of the Registerable Stock.

          (e) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          (f) In the event any provision of this Agreement is deemed invalid or unenforceable by a court of competent jurisdiction, then such provision shall be deemed inoperative and the validity or enforceability of any other provision in this Agreement shall be unaffected.

     Please indicate your acceptance of the foregoing by signing and returning the enclosed counterpart of this letter, whereupon this letter (herein sometimes called "this Agreement") shall be a binding agreement between the Company and you.

                                       Very truly yours,

                                       HYDROMER, INC.

                                       By: /s/ Joseph A. Ehrhed Jr.
                                          ----------------------------------
                                          Name: Joseph A. Ehrhed Jr.
                                                ----------------------------
                                          Title: Vice President
                                                ----------------------------


AGREED TO AND ACCEPTED
as of the date first
above written.


C.R. Bard, Inc.

By: /s/ John H. Weiland
   -------------------------------
    Name: John H. Weiland
          ------------------------
    Title: Group President
          ------------------------



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